As filed with the Securities and Exchange Commission on April 13, 2007

  File No. 002-76990
  File No. 811-03447

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933  ☐

  POST-EFFECTIVE AMENDMENT NO. 60  ☒

  and

  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☐

  AMENDMENT NO. 62  ☒

SEI TAX EXEMPT TRUST
(Exact Name of Registrant as Specified in Charter)

c/o CT Corporation
101 Federal Street
Boston, Massachusetts 02110
(Address of Principal Executive Offices)
(800) 342-5734
(Registrant's Telephone Number, including Area Code)

Robert A. Nesher
c/o SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copy to:

Richard W. Grant, Esquire
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Title of Securities Being Registered. . .Units of Beneficial Interest

It is proposed that the filing will become effective (check appropriate box)

  ☐  immediately upon filing pursuant to paragraph (b)
  ☒  on April 14, 2007 pursuant to paragraph (b)
  ☐  60 days after filing pursuant to paragraph (a)(1)
  ☐  on [date] pursuant to paragraph (a)(1)
  ☐  75 days after filing pursuant to paragraph (a)(2)
  ☐  on [date] pursuant to paragraph (a)(2) of rule 485.

  If appropriate, check the following box:

  ☐  this post-effective amendment designates a new
effective date for a previously filed post-effective amendment.

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SEI TAX EXEMPT TRUST

About This Prospectus

SEI Tax Exempt Trust is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies, and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about the Class A Shares of the Tax-Advantaged Income Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return. For more detailed information about the Fund, please see:

Principal Investment Strategies and Risks, Performance Information and Expenses	2

More Information About Fund Investments	6

Investment Adviser and Sub-Advisers	6

Purchasing and Selling Fund Shares	8

Disclosure of Portfolio Holdings Information	14

Dividends, Distributions and Taxes	14

Financial Highlights	16

How to Obtain More Information About SEI Tax Exempt Trust	Back Cover

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Risk/Return Information

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SEI Investments Management Corporation (SIMC) and one or more Sub-Advisers who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on issuers of securities. No matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which those securities trade. The estimated level of volatility for the Fund is set forth in the Fund Summary that follows. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

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TAX-ADVANTAGED INCOME FUND

Fund Summary

Investment Goal:  Provide the highest level of income possible in a tax efficient manner

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing a sub-adviser experienced in selecting municipal securities, the Fund invests in non-investment grade securities as well as lower quality investment grade securities

Investment Strategy

The Tax-Advantaged Income Fund will invest, under normal circumstances, at least 50% of its net assets in investment grade municipal securities that pay interest that is exempt from Federal income tax, including the alternative minimum tax. The principal issuers of these securities are state and local governments and their agencies located in any of the fifty states, as well as Puerto Rico and other U.S. territories and possessions. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. Under most market conditions, a large percentage of the municipal securities in which the Fund invests will be below investment grade, but the Fund, without limitation, may invest in higher rated municipal securities. To a lesser extent the Fund will also invest in a full range of preferred stock with an emphasis on preferred securities that at the time of issuance are eligible to pay dividends that qualify for certain favorable federal income tax treatment such as qualified dividend income and dividend received deduction. The amount invested in preferred stocks at any one time will depend on the attractiveness of the after-tax income stream produced by the preferred securities and will be less than 50% of the Fund's assets. It is possible that the Fund could own no preferred securities if municipal securities produce a higher yield on an after-tax basis. The Fund will also invest in a full range of futures, options and swaps. The Fund may also invest in convertible securities, securities eligible for resale under Rule 144A of the Securities Act of 1933, privately placed securities, taxable debt securities and common equity and open and closed-end mutual funds. SIMC may directly invest up to 5% of the Fund's assets in closed-end bond funds. While a portion of the Fund may invest in securities other than municipal securities, the Fund will seek to purchase securities that enjoy preferential tax treatment.

The Fund utilizes a multi-manager approach to manage the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser selects securities based on its view on the future direction of interest rates and the shape of the yield curve, as well as its views on credit quality and sector allocation issues. Where possible, each Sub-Adviser will attempt to acquire securities that are underpriced relative to other eligible securities. Each Sub-Adviser will strive to maintain a duration of four to eleven years for the Fund's entire portfolio. The Fund may invest in securities subject to the alternative minimum tax or in taxable debt securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

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What are the Risks of Investing in the Fund?

Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. A strategy to invest in investment grade securities reduces but does not eliminate this risk.

State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations.

Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund's securities.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may

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not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.

Rule 144A securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Convertible securities generally have less potential for gain or loss than common stocks. In addition, convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one of more of these issuers, and may experience increased volatility due to its investments in those securities.

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Performance Information

As of April 14, 2007, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.62	%*
Total Annual Fund Operating Expenses	1.12	%**

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser, the Fund's administrator and/or the Fund's distributor are each voluntarily waiving a portion of their fee in order to keep total operating expenses at a specified level. The Adviser, the Fund's administrator and/or the Fund's distributor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total operating expenses are expected to be as follows:

Tax-Advantaged Income Fund — Class A Shares	0.86%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Tax-Advantaged Income Fund — Class A Shares	$88	$274

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MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Fund's primary investment strategies. However, the Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if SIMC or the Sub-Advisers believe the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Fund, and is responsible for the investment performance of the Fund since it allocates the Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

The Sub-Advisers make investment decisions for the assets they manage and continuously review, supervise and administer their investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Fund's investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives.

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Fund. As of February 28, 2007, SIMC had approximately $83.7 billion in assets under management.

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Sub-Advisers and Portfolio Managers

Pacific Investment Management Company LLC: Pacific Investment Management Company LLC (PIMCO), located at 840 Newport Center Drive, Newport Beach, CA 92660, serves as a Sub-Adviser to the Tax-Advantaged Income Fund. John Cummings and Mark V. McCray are the primary individuals responsible for managing the portion of the High Yield Bond Fund's assets allocated to PIMCO. Mr. Cummings, Executive Vice President and Portfolio Manager, joined PIMCO as a Vice President in 2002, became a Senior Vice President in 2005 and became an Executive Vice President in 2007. Mr. McCray, Managing Director and Portfolio Manager, joined PIMCO in 2000 as a Senior Vice President and became an Executive Vice President in 2001. Both Mr. Cummings and Mr. McCray have been Portfolio Managers since joining the firm in 2002 and 2000, respectively.

Spectrum Asset Management, Inc.: Spectrum Asset Management, Inc. (Spectrum), located at 2 High Ridge Park, Stamford, CT 06905, serves as a Sub-Adviser to the Tax-Advantaged Income Fund. A team of investment professionals manages the portion of the Tax-Advantaged Income Fund's assets allocated to Spectrum. The team consists of Mark Lieb, Bernard Sussman and Phillip Jacoby. Mr. Lieb, Portfolio Manager and Chief Financial Officer, has been with Spectrum for 19 years. Mr. Sussman, Portfolio Manager and Chief Investment Officer, and Mr. Jacoby, Managing Director and Portfolio Manager, have each been with Spectrum for 11 years. Mr. Lieb, Mr. Sussman, and Mr. Jacoby have all held the same positions for the past five years.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of securities in the Fund.

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PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class A Shares of the Fund. The Fund offers Class A Shares only to financial institutions or intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business.

Financial institutions and intermediaries may purchase Class A Shares by placing orders with the Fund's Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Fund at its discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund's procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interest of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in the Fund in any twelve-month period). For more information regarding the Fund's policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Fund), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Fund. For more information about how to purchase or sell Fund shares through your financial institution, you should contact your financial institution directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

The Fund is open for business each day that the NYSE is open (a Business Day). The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, the Fund (or its authorized intermediary) must receive your purchase order in proper form before 4:00 p.m., Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

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PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If such prices are not readily available or are determined to be unreliable, the Fund will value the security using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Fund's Fair Value Procedures, as described below. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Fund are provided daily by recognized independent pricing agents. If a security's price cannot be obtained from an independent pricing agent, the Fund will value the securities using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Fund's Fair Value Procedures.

Securities held by the Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by the Fund are provided daily by third-party independent pricing agents. SIMC or one of the Fund's Sub-Advisers, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or one of the Fund's Sub-Advisers, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund's administrator if it believes that a particular pricing service is no longer a reliable source of prices. The administrator, in turn, will notify the Fair Value Pricing Committee, designated by the Fund's Board of Trustees, if it receives such notification from SIMC or one of the Fund's Sub-Advisers, as applicable, or if the administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

Debt securities, such as those held by the Fund, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt

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obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value and is described in more detail in the SAI. SIMC or the Fund's Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Fund's administrator if it believes that a particular pricing service is no longer a reliable source of prices. The administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or the Fund's Sub-Adviser, as applicable, or if the administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

The Fund's Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of the Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Fund's Board of Trustees. The Fund's Fair Value Procedures are implemented through the Fair Value Pricing Committee. The Fair Value Pricing Committee is currently composed of two members of the Board of Trustees, as well as representatives from the Fund's Adviser and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee. Examples of factors the Fair Value Pricing Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the prices of securities with similar characteristics (e.g., duration and credit quality), the liquidity of the security, the size of the holding in the Fund, or any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

MINIMUM PURCHASES

To purchase Class A Shares of the Fund for the first time, you must invest at least $100,000 in the Fund with minimum subsequent investments of at least $1,000. The Fund may accept investments of smaller amounts at their discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including

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by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing the Fund to incur unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Fund to deter short-term trading. These policies and procedures do not apply with respect to money market funds. The Fund's transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in the Fund in any twelve-month period. A round trip involves the purchase of shares of the Fund and subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

ii.  if the Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund in its sole discretion also reserves the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Fund's policies are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund's policy, the Fund may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund's monitoring techniques are intended to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

While it is the Fund's intention that intermediaries trading in Fund shares will assist the Fund in enforcing the Fund's policies, certain intermediaries may be unable or unwilling to effectively enforce the Fund's trading or exchange restrictions. The Fund will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Fund believes short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Fund's ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory

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restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Board of Trustees may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Fund will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

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How to Sell Your Fund Shares

If you hold Class A Shares, you may sell your shares on any Business Day by following procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Fund receives your request or after the Fund's authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund's procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Fund will make payment on your sale on the Business Day following the day on which it receives your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Fund. SIDCo. receives no compensation for distributing the Fund's Class A Shares. For Class A Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

The Fund is sold primarily through independent registered investment advisors, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the SEI Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated

SEI / PROSPECTUS

Financial Advisors to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Fund's SAI. You also can ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

Disclosure of Portfolio Holdings Information

Portfolio holdings information for the Fund can be obtained on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Fund's policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund distributes its income monthly. The Fund makes distributions of capital gains, if any, at least annually. You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about Federal, state and local income taxes. Below, the Fund has summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to Federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale of Fund shares may be a taxable event. An exchange of the Fund's shares for shares of another fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to Federal income tax, as described above.

The Fund intends to distribute income that is exempt from Federal income taxes. A portion of the income distributed by the Fund may be exempt from your state and local income taxes depending on the investment of the Fund. The Fund may invest a portion of its assets in securities that generate income that is subject to Federal or state income taxes. Income exempt from Federal tax may be subject to state and local taxes as well as the Federal Alternative Minimum Tax. The Fund's taxable dividends

SEI / PROSPECTUS

may qualify for a dividends received deduction if you are a corporate shareholder or, in the case of individual shareholders, for the lower tax rates (currently 15%, or 5% for individuals in lower tax brackets) applicable to qualified dividend income (but only to the extent that the Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and the Fund).

More information about taxes is in the Fund's SAI.

SEI / PROSPECTUS

FINANCIAL HIGHLIGHTS

As of April 14, 2007, the Tax-Advantaged Income Fund had not commenced operations.

Notes:

Notes:

Notes:

Notes:

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated April 14, 2007 includes more detailed information about the SEI Tax Exempt Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund's holdings and contain information from the Fund's managers about fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call 1-800-DIAL-SEI

By Mail:  Write to the Fund at:
One Freedom Valley Drive
Oaks, PA 19456

By Internet:  http://www.seic.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about the SEI Tax Exempt Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The SEI Tax Exempt Trust's Investment Company Act registration number is 811-03447.

CMS-F-007 (4/07)

SEI Tax Exempt Trust

Prospectus as of April 14, 2007

Tax-Advantaged Income Fund

Class A

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI TAX EXEMPT TRUST

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Investment Adviser:

SEI Investments Management Corporation

Investment Sub-Advisers:

Pacific Investment Management Company LLC
Spectrum Asset Management, Inc.

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of SEI Tax Exempt Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus relating to Class A shares of the Tax-Advantaged Income Fund dated April 14, 2007. A Prospectus may be obtained by writing the Trust's distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

April 14, 2007

SEI-F-042 (4/07)

TABLE OF CONTENTS

THE TRUST	S-2

INVESTMENT OBJECTIVES AND POLICIES	S-2

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-3

Commercial Paper	S-3

Equity Securities	S-3

Fixed Income Securities	S-4

Futures and Options on Futures	S-6

Illiquid Securities	S-7

Interfund Lending and Borrowing Arrangements	S-8

Investment Companies	S-8

Municipal Securities	S-8

Non-Diversification	S-9

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-9

Repurchase Agreements	S-10

Restricted Securities	S-10

Standby Commitments and Put Transactions	S-11

Swaps, Caps, Floors, Collars and Swaptions	S-11

U.S. Government Securities	S-13

Variable and Floating Rate Instruments	S-14

When-Issued and Delayed Delivery Securities	S-14

INVESTMENT LIMITATIONS	S-14

THE ADMINISTRATOR AND TRANSFER AGENT	S-16

THE ADVISER AND SUB-ADVISERS	S-17

DISTRIBUTION, SHAREHOLDER SERVICING AND ADMINISTRATIVE SERVICING	S-21

TRUSTEES AND OFFICERS OF THE TRUST	S-22

PROXY VOTING POLICIES AND PROCEDURES	S-27

PURCHASE AND REDEMPTION OF SHARES	S-28

TAXES	S-28

PORTFOLIO TRANSACTIONS	S-31

PORTFOLIO TURNOVER	S-33

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-33

DESCRIPTION OF SHARES	S-34

LIMITATION OF TRUSTEES' LIABILITY	S-34

CODES OF ETHICS	S-34

VOTING	S-34

SHAREHOLDER LIABILITY	S-35

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-35

CUSTODIAN	S-35

EXPERTS	S-35

LEGAL COUNSEL	S-35

APPENDIX A—DESCRIPTION OF RATINGS	A-1

THE TRUST

General. SEI Tax Exempt Trust (the "Trust") is an open-ended management investment company that offers shares of non-diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated March 15, 1982. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and separate classes of shares. Shareholders may purchase shares in certain portfolios through separate classes. Class A, Class B and Class C shares may be offered which may provide for variations in transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Except for differences among the classes pertaining to shareholder servicing, administrative servicing, voting rights, dividends and transfer agent expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information ("SAI") relates to the Class A shares of the Tax-Advantaged Income Fund (the "Fund").

INVESTMENT OBJECTIVES AND POLICIES

TAX-ADVANTAGED INCOME FUND—The Fund's investment objective is to provide the highest level of income possible in a tax efficient manner. There can be no assurance that the Fund will achieve its investment objective.

The Fund will invest, under normal circumstances, at least 50% of its assets in municipal securities that pay interest that is exempt from Federal income taxes, including the alternative minimum tax. The principal issuers of these securities are state and local governments and their agencies located in any of the fifty states, as well as Puerto Rico and other U.S. territories and possessions. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. Under most market conditions, a large percentage of the municipal securities in which the Fund invests will be below investment grade, but the Fund, without limitation, may invest in higher rated municipal securities. The Fund may also invest in securities whose interest is subject to the alternative minimum tax. To a lesser extent the Fund will also invest in a full range of preferred stock with an emphasis on preferred securities that at the time of issuance are eligible to pay dividends that qualify for certain favorable tax treatment such as qualified dividend income and dividend received deduction. The amount invested in preferred stocks at any one time will depend on the attractiveness of the after-tax income stream produced by the preferred securities and will be less than 50% of the Fund's assets. It is possible that the Fund could own no preferred securities if municipal securities produce a higher yield on an after-tax basis. The Fund will also invest in a full range of futures, options and swaps. In addition, the Fund may invest in convertible securities, securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended, private placements, taxable debt securities and common equity and open and closed-end investment companies. Up to 5% of the Fund's assets may be invested in municipal closed-end bond funds.

The Fund utilizes a multi-manager approach to manage the Fund's portfolio under the general supervision of the Fund's investment adviser, SEI Investments Management Corporation ("SIMC" or the "Adviser"). Each sub-adviser, as applicable, selects securities based on its view on the future direction of interest rates and the shape of the yield curve, as well as its views on credit quality and sector allocation issues. Where possible, each sub-adviser will attempt to acquire securities that are underpriced relative to other eligible securities. Each sub-adviser will strive to maintain a duration of four to eleven years for the Fund's entire portfolio. The Fund may invest in securities subject to the alternative minimum tax or in taxable debt securities.

The Fund may buy and sell securities frequently which may result in higher transaction costs and additional capital gains tax liabilities.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Fund's "Investment Objectives and Policies'' section and the associated risk factors. The Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of SIMC or the Fund's sub-adviser, as applicable, such investment will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of these areas. SIMC or the Fund's sub-adviser, as applicable, will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

COMMERCIAL PAPER—Commercial paper is a term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases and sells equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the United States on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are likely to be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the Fund's net asset value.

Securities held by the Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO or, if not rated, are determined to be of comparable quality by SIMC or the Fund's sub-adviser, as applicable. See "Appendix A—Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Investment grade fixed income securities rated in the fourth highest category lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by the Fund is downgraded below investment grade, SIMC or the Fund's sub-adviser, as applicable, will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Lower Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are generally not meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, SIMC or the Fund's sub-adviser, as applicable, could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, the Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. The Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by the Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FUTURES AND OPTIONS ON FUTURES—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Fund may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by its stated investment policies. Instances in which the Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. The Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may also "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

With respect to futures contracts that are not legally required to "cash settle," the Fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to "cash settle," however, the Fund is permitted to set aside or earmark liquid assets in an amount equal to the Fund's daily marked to market (net) obligation, if any, (in other words, the Fund's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.

There are significant risks associated with the Fund's use of futures contracts and options on futures, including the following: (1) the success of a hedging strategy may depend on SIMC or the Fund's sub-adviser's, as applicable, ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, SIMC or the Fund's sub-adviser, as applicable, determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, SIMC or the Fund's sub-adviser, as applicable, may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INTERFUND LENDING AND BORROWING ARRANGEMENTS. The SEC has granted an exemption that permits the Fund to participate in an interfund lending program (the "Program") with all other funds advised by SIMC ("SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements ("Repo Rate"), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings ("Bank Loan Rate"). The Bank Loan Rate will be determined using a formula, which has been approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. The Fund's participation in the Program must be consistent with its investment policies and limitations, and is subject to certain percentage limitations. SIMC administers the Program according to procedures approved by the SEI Funds' Board. In addition, the Program is subject to oversight and periodic review by the Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

Federal securities laws limit the extent to which the Fund can invest in securities of other investment companies. Generally, a fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) a fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of a fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the fund. The Trust and SIMC have obtained an order from the SEC that permits the Fund to invest its uninvested cash and cash collateral from securities lending activities in one or more affiliated investment companies, which complies with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12 of the 1940 Act. The Fund may invest in investment companies managed by SIMC or the Fund's sub-advisers to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries.

MUNICIPAL SECURITIES—Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. Additional information regarding municipal securities is described below:

Municipal Bonds—Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, tolls from a toll bridge, for example. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from Federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities, as well as certain other categories. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases—Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities."

Municipal Notes—Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

NON-DIVERSIFICATION—The Fund is a non-diversified investment company, as defined in the 1940 Act, which means that a relatively high percentage of its assets may be invested in the obligations of a limited number of issuers. The value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS—The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of foreign entities, including banks and finance companies or special purpose vehicles, and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities."

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the section "Illiquid Securities."

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed price and on an agreed future date. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by SIMC or the Fund's sub-adviser, as applicable. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. SIMC or the Fund's sub-adviser, as applicable, monitors compliance with this requirement, as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of SIMC or the Fund's sub-adviser, as applicable, liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by SIMC or the Fund's sub-advisers pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, SIMC or the Fund's sub-advisers will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, SIMC or the Fund's sub-advisers intend to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(2) commercial paper issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act.

STANDBY COMMITMENTS AND PUT TRANSACTIONS—The Fund may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third- party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Fund will limit its put transactions to institutions which SIMC or the Fund's sub-adviser, as applicable, believes present minimum credit risks, and SIMC or the Fund's sub-adviser, as applicable, would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put.

The Trust has received a private letter ruling from the Internal Revenue Service that, to the extent it purchases securities subject to the right to put them back to the seller in order to maintain liquidity to meet redemption requirements, it will be treated as the owner of those securities for Federal income tax purposes. No assurance can be given that future legislative, judicial or administrative changes may not modify the Trust's private letter ruling.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

The Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, the Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. The Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, the Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, the Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). The Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered as required by the 1940 Act. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from the Fund. This is true whether these derivative products are used to create additional risk exposure for the Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement the Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. The Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to the Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, the Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, the Fund may have contractual remedies under the swap agreement.

The Fund will enter into swaps only with counterparties that SIMC or the Fund's sub-adviser, as applicable, believes to be creditworthy. In addition, the Fund will earmark or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

Receipts. Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., obligations of the Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if SIMC or the Fund's sub-adviser, as applicable, deems it appropriate. When the Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Fund. The percentage limitations (except for the limitation on borrowing) set forth below will apply at the time of the purchase of a security, and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.

Fundamental Investment Limitations.

The following investment limitations are fundamental policies of the Tax-Advantaged Income Fund and may not be changed without approval of a majority of the Fund's outstanding voting shares.

    The Fund may not:

  1.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  2.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Investment Limitations.

The following limitations are non-fundamental policies of the Tax-Advantaged Income Fund and may be changed by the Trust's Board of Trustees without a vote of shareholders.

The Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that the Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

  4.  Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities.

  5.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its total net assets would be invested in illiquid securities.

  6.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

  7.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  8.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required.

  9.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  10.  Purchase or sell real estate, physical commodities or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  11.  Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

  12.  Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Fund has adopted a fundamental policy that would permit direct investment in real estate. However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Fund's Board of Trustees.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Fund (the "Transfer Agent"). SIMC, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and Transfer Agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including affiliates, who provide such services, including regulatory reporting and all necessary space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

If operating expenses of the Fund exceed applicable limitations, the Administrator will pay such excess. The Administrator will not be required to bear expenses of the Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

THE ADVISER AND SUB-ADVISERS

General.  SIMC serves as investment adviser to the Fund. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as Adviser to more than 8 investment companies, including 75 funds, with approximately $83.7 billion in assets under management as of February 28, 2007.

Manager of Managers Structure. SIMC is the investment adviser to the Tax-Advantaged Income Fund, and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to hire, retain or terminate sub-advisers unaffiliated with SIMC for the Fund without submitting the sub-advisory agreements to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the disclosure of only the aggregate amount payable by SIMC under all such sub-advisory agreements. The Fund will notify shareholders in the event of any addition or change in the identity of its sub-advisers.

SIMC oversees the investment advisory services provided to the Fund and may manage the cash portion of the Fund's assets. Pursuant to separate sub-advisory agreements with SIMC, and under the supervision of SIMC and the Board of Trustees, the sub-advisers to the Fund are generally responsible for the day-to-day investment management of all or a discrete portion of the assets of the Fund. Sub-advisers also are responsible for managing their employees who provide services to the Fund. Sub-advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the sub-advisers' skills and investment results in managing assets for specific asset classes, investment styles and strategies.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Fund's assets to the sub-advisers, monitors and evaluates the sub-advisers' performance, and oversees sub-adviser compliance with the Fund's investment objectives, policies and restrictions. SIMC has the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee sub-advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements with the Trust. Each advisory agreement or sub-advisory agreement (together with the advisory agreements, the "Investment Advisory Agreements") provides that SIMC or the Fund's sub-advisers shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of the Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days'

written notice to SIMC or the Fund's sub-adviser, as applicable, or by SIMC or the Fund's sub-adviser, as applicable, on 90 days' written notice to the Trust.

Advisory Fees. For its advisory services, SIMC is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of the Fund):

Tax-Advantaged Income Fund	0.50%

SIMC pays the Fund's sub-advisers a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by each sub-adviser.

The Sub-Advisers.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC—Pacific Investment Management Company LLC ("PIMCO") serves as a sub-adviser to a portion of the assets of the Tax-Advantaged Income Fund. PIMCO, a Delaware limited liability company, was founded in 1971. PIMCO is majority-owned (85%) by Allianz SE, a global financial services company based in Germany. PIMCO operates as a separate and autonomous subsidiary of Allianz. PIMCO's Managing Directors and several Executive Vice Presidents own the remaining 15% of PIMCO.

SPECTRUM ASSET MANAGEMENT, INC.—Spectrum Asset Management, Inc. ("Spectrum") serves as a sub-adviser to a portion of the assets of the Tax-Advantaged Income Fund. Spectrum, a Connecticut corporation, was founded in 1987. Spectrum is a wholly owned affiliate of Principal Global Investors.

Portfolio Management.

PIMCO

Compensation.  SIMC pays PIMCO a fee based on the assets under management of the Tax-Advantaged Income Fund as set forth in an investment sub-advisory agreement between PIMCO and SIMC. PIMCO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Tax-Advantaged Income Fund. The following information relates to the period ended February 28, 2007.

PIMCO professionals are paid a competitive base salary that reflects their experience and expertise. In addition, professionals who attain certain predetermined objectives are entitled to receive bonuses based on pre-tax revenues that are typically in excess of 100% of their base salary. These objectives are specific to a person's function in the firm and are mutually agreed upon by each professional and their manager. PIMCO also offers competitive total cash compensation (base pay plus an annual bonus based on pre-tax revenues) and a benefits package, mixing short and long-term incentives.

Profit Sharing Plan.  All key investment professionals share a defined percentage of PIMCO's overall profits. This compensation pool functions as a collective equity stake (owned by senior PIMCO professionals) and is the primary equity-like interest for key investment professionals. The division of this profit pool is determined by PIMCO's compensation committees after a comprehensive review and evaluation process.

Long-Term Incentive Plan Pool (LTIP).  Senior investments professionals who are not Managing Directors are eligible to participate in a long term cash bonus plan. The plan provides cash awards that appreciate or depreciate based upon the performance of PIMCO and the other businesses owned by PIMCO's parent Allianz over a three-year period. Payment is contingent upon continued employment at PIMCO.

Phantom Equity Pool.  The acquisition of PIMCO by the Allianz Group in 2000 included an opportunity to purchase equity in PIMCO. This opportunity was shared by Managing Directors of PIMCO through 2004, and has since been allocated to new Executive Vice Presidents and Managing Directors. Allianz is repurchasing these equity interests over time. A significant pool of these interests remain to be purchased by senior PIMCO executives (to be identified in the future by the PIMCO compensation committee). The equity program will run through at least 2013, although the final date is not yet determined.

Other criteria for portfolio manager compensation include:

i)  3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks (60% Lehman Brothers High Yield Municipal Index and 40% Lehman Brothers Municipal Bond Index) and relative to applicable industry peer groups;

ii)  Appropriate risk positioning- consistent with firm's investment philosophy and the Investment Committee/CIO approach to generation of alpha;

iii)  Amount and nature of assets managed by that portfolio manager;

iv)  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

v)  Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

vi)  Consideration is given for absence of defaults and price defaults for issues in the portfolio that fall in the analyst's coverage universe;

vii)  Contributions to asset retention, gathering and client satisfaction;

viii)  Contributions to mentoring, coaching and/or supervising; and

iv)  Personal growth/skills added.

Ownership of Fund Shares.  As of February 28, 2007, PIMCO's portfolio managers did not beneficially own any shares of the Tax-Advantaged Income Fund.

Other Accounts.  As of February 28, 2007, PIMCO's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts	Total Assets
John Cummings	3	$155,000,000	1		$15,000,000	20	$1,446,000,000
	—	—	—		—	—	—
Mark V. McCray	14	$6,154,000,000	2		$825,000,000	14	$1,330,000,000
	—	—	1	*	$40,000,000	—	—

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest.  From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Tax-Advantaged Income Fund, on the one hand, and the management of other accounts (collectively, the "Other Accounts"), on the other. The Other Accounts might have similar investment objectives or strategies as the Tax-Advantaged Income Fund, track the same index as the Tax-Advantaged Income Fund tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Tax-Advantaged Income Fund. The Other Accounts might also have different investment objectives or strategies than the Tax-Advantaged Income Fund.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of a portfolio manager's day-to-day management of the Tax-Advantaged Income Fund. Because of their positions with the Tax-Advantaged Income Fund, the portfolio managers know the size, timing and possible market impact of the Tax-Advantaged Income Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Tax-Advantaged Income Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Tax-Advantaged Income Fund and Other Accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Tax-Advantaged Income Fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Tax-Advantaged Income Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of a fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manage may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such Other Accounts instead of allocating them to the Tax-Advantaged Income Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Tax-Advantaged Income Fund and Other Accounts on a fair and equitable basis over time.

Spectrum

Compensation.  SIMC pays Spectrum a fee based on the assets under management of the Tax-Advantaged Income Fund as set forth in an investment sub-advisory agreement between Spectrum and SIMC. Spectrum pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Tax-Advantaged Income Fund. The following information relates to the period ended February 28, 2007.

Spectrum professionals are paid a base salary that comprises between 50-70% of their total compensation. The balance consists of quarterly and year-end performance bonuses based on overall pre-tax firm revenues (25%), assets under management (25%), and individual performance and contributions to the investment team (50%). Salaries of Spectrum's executive and investment staff are benchmarked against national compensation levels of asset management firms and the bonus is driven by investment performance and factors described earlier, such that top quartile fund performance generates top quartile compensation.

Ownership of Fund Shares.  As of February 28, 2007, Spectrum's portfolio managers did not beneficially own any shares of the Tax-Advantaged Income Fund.

Other Accounts. As of February 28, 2007, Spectrum's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mark Lieb	8	$8,052,694,735	17	$2,738,186,207	43	$2,593,007,496
Bernard Sussman	8	$8,052,694,735	17	$2,738,186,207	38	$2,585,934,705
Phillip Jacoby	8	$8,052,694,735	17	$2,738,186,207	35	$2,585,286,267

Conflicts of Interest.  Spectrum's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Tax-Advantaged Income Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Tax-Advantaged Income Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Tax-Advantaged Income Fund. Spectrum does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Spectrum believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Spectrum's portfolio managers' day-to-day management of the Tax-Advantaged Income Fund. Because of their positions with the Tax-Advantaged Income Fund, the portfolio managers know the size, timing and possible market impact of Tax-Advantaged Income Fund trades. It is theoretically possible that Spectrum's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Tax-Advantaged Income Fund. However, Spectrum has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Spectrum's portfolio managers' management of the Tax-Advantaged Income Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Tax-Advantaged Income Fund. This conflict of interest may be exacerbated to the extent that Spectrum or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Tax-Advantaged Income Fund. Notwithstanding this theoretical conflict of interest, it is Spectrum's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Spectrum has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Spectrum's portfolio managers may buy Other Accounts securities that differ in identity or quantity from securities bought for the Tax-Advantaged Income Fund, such securities might not be suitable for the Tax-Advantaged Income Fund given its investment objectives and related restrictions.

DISTRIBUTION, SHAREHOLDER SERVICING AND ADMINISTRATIVE SERVICING

General. SEI Investments Distribution Co. (the "Distributor") serves as the Fund's distributor. The Distributor is a wholly-owned subsidiary of SEI. The Distributor has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust.  The Distributor serves as the Fund's distributor pursuant to a distribution agreement with the Trust ("Distribution Agreement"). The Distribution Agreement shall be approved at least annually: (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust; and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person or at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to the Fund on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of the Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

Shareholder Service Plan. The Trust has adopted a shareholder service plan for its Class A shares (the "Service Plan"). Under this Service Plan, Class A Shares of the Fund is subject to a .25% Shareholder servicing fee. Under this Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; providing subaccounting with respect to shares beneficially owned by clients; providing share information on share positions to clients; forwarding shareholder communications to clients (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); processing purchase, exchange and redemption orders; and processing dividend payments.

Distribution Expenses Incurred by Adviser. The Fund is sold primarily through independent registered investment advisors, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI

Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools, and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Fund and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Fund. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of its past profits or other available resources, and are not charged to the Fund.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Fund with "shelf space" or a higher profile for the firm's associated Financial Advisers and their customers, placing the Fund on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisers, providing assistance in training and educating the firms' personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment, or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The foregoing payments may be in addition to any shareholder servicing fees paid to a financial institution in accordance with the Fund's Shareholder Services Plan or Administrative Services Plan.

The payments discussed above may be significant to the financial institutions receiving them, and may create an incentive for the financial institutions or its representatives to recommend or offer shares of the SEI Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources.

Although the Fund may use broker-dealers that sell Fund shares to effect transactions for the Fund's portfolio, the Fund, the Adviser and the sub-advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each fund of SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Institutional Investments Trust (the "Fund Complex"), which currently consists of 75 funds and includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board.  Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, other directorships held and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. There is no stated term of office for the Trustees of the Trust, however a Trustee must retire from the Board of Trustees by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any trustee that is eligible for retirement, by unanimous vote, extend the term of such trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees* (since 1982)—SEI employee, 1974-present. President and Chief Executive Officer of the Trust, December 2005-present. President and Director of SEI Opportunity Master Fund, L.P. and SEI Opportunity Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds and SEI Global Nominee Ltd. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Asset Allocation Trust.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee* (since 1982)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Director of SEI since 1974; Secretary of SEI since 1978. Director of the Distributor since 2003. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Asset Allocation Trust.

Independent Trustees.

F. WENDELL GOOCH (DOB 12/03/32)—Trustee (since 1982)—Retired. Trustee of SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, STI Classic Funds and STI Classic Variable Trust.

JAMES M. STOREY (DOB 04/12/31)—Trustee (since 1995)—Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Trustee of U.S. Charitable Gift Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Massachusetts Health and Education Tax-Exempt Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Asset Allocation Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 1996)—Self-employed Consultant, Newfound Consultants Inc. since April 1997. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Asset Allocation Trust.

*  Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Funds (as that term is defined in the 1940 Act) by virtue of their relationship with the Trust's Distributor and SIMC.

ROSEMARIE B. GRECO (DOB 03/31/46)—Trustee (since 1999)—Director, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania, since 2003. Founder and Principal, Grecoventures Ltd., from 1999 to 2002. Director, Sunoco, Inc. and Exelon Corporation. Trustee of Pennsylvania Real Estate Investment Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Asset Allocation Trust.

NINA LESAVOY (DOB 07/24/57)—Trustee (since 2003)—Managing Partner, Cue Capital since 2002. Managing Partner and Head of Sales, Investorforce, March 2000-December 2001. Global Partner working for the CEO, Invesco Capital, January 1998-January 2000. Head of Sales and Client Services, Chancellor Capital and later LGT Asset Management, 1986-2000. Trustee/Director of SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Institutional Investments Trust.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2004)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Trustee/Director of Ariel Mutual Funds, SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Asset Allocation Trust.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditor's compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy, currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or deemed not eligible. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the

Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: considering and reviewing Board governance and compensation issues; conducting a self assessment of the Board's operations; selecting and nominating all persons to serve as Independent Trustees and evaluating the qualifications of "interested" Trustee candidates; reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the applicable Trust's offices. Messrs. Gooch, Storey, Sullivan and Williams, and Ms. Greco and Ms. Lesavoy currently serve as members of the Governance Committee. The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Committee shall meet at least once each year and shall conduct at least one meeting in person. The Committee did not meet during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) of the Securities and Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	None	over $100,000
Mr. Doran	None	over $100,000
Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Independent
Mr. Gooch	None	over $100,000
Mr. Storey	None	None
Mr. Sullivan	None	over $100,000
Ms. Greco	None	None
Ms. Lesavoy	None	None
Mr. Williams	None	None

*  Valuation date as of December 31, 2006.

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Interested
Mr. Nesher	$0	N/A	N/A	$0
Mr. Doran	$0	N/A	N/A	$0
Independent
Mr. Gooch	$24,140	N/A	N/A	$184,750
Mr. Storey	$24,140	N/A	N/A	$184,750
Mr. Sullivan	$24,140	N/A	N/A	$184,750
Ms. Greco	$24,140	N/A	N/A	$184,750
Ms. Lesavoy	$24,140	N/A	N/A	$184,750
Mr. Williams	$24,140	N/A	N/A	$184,750

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers to one or more of the mutual funds to which SEI or its affiliates act as investment adviser, administrator, or distributor.

ROBERT A. NESHER (DOB 08/17/46)—President and Chief Executive Officer (since 2005)—SEI employee, 1974-present. President and Director of SEI Opportunity Master Fund, L.P. and SEI Opportunity Fund, L.P., 2005 to present. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of SIMC, the Administrator and the Distributor, 1981-1994. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd., SEI Opportunity Master Fund, L.P., and SEI Opportunity Fund, L.P. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2002)—Vice President and Assistant Secretary of the Trust, 1999-2002. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor and Vice President of the Distributor, 1999-2003.

STEPHEN F. PANNER (DOB 06/08/70)—Controller and Chief Financial Officer (since 2005)—Fund Accounting Director of the Administrator (since 2005). Fund Administration Manager, Old Mutual Fund Services, 2000-2005, Chief Financial Officer, Controller and Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2004-2005. Assistant Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2000-2004. Assistant Treasurer, Old Mutual Fund Advisors Fund, 2004-2005.

JOHN J. MCCUE (DOB 04/20/63)—Vice President (since 2004)—Director of Portfolio Implementations for SIMC, August 1995 to present. Managing Director of Money Market Investments for SIMC, January 2003 to present.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Opportunity Master Fund, L.P., SEI Opportunity Fund, L.P., Bishop Street Funds, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, The Advisors' Inner Circle Fund and The Advisors' Inner Circle Fund II, since March 2006. Director of Investment Product Management and Development of SIMC, February 2003-March 2006. Senior Investment Analyst—Equity Team of SEI, March 2000-February 2003.

SOFIA A. ROSALA (DOB 02/01/74)—Vice President and Assistant Secretary (since 2004)—Vice President and Assistant Secretary of SIMC and the Administrator since 2005. Compliance Officer of SEI, September 2001-2004. Account and Product Consultant, SEI Private Trust Company, 1998-2001.

JAMES NDIAYE (DOB 09/11/68)—Vice President and Assistant Secretary (since 2005)—Vice President and Assistant Secretary of SIMC since 2005. Vice President, Deutsche Asset Management, 2003-2004. Associate, Morgan, Lewis & Bockius LLP, 2000-2003.

MICHAEL T. PANG (DOB 07/08/72)—Vice President and Assistant Secretary (since 2005)—Vice President and Assistant Secretary of SIMC since 2005. Counsel, Caledonian Bank & Trust's Mutual Funds Group, 2004. Counsel, Permal Asset Management, 2001-2004. Associate, Schulte, Roth & Zabel's Investment Management Group, 2000-2001. Staff Attorney, U.S. Securities and Exchange Commission's Division of Enforcement, Northeast Regional Office, 1997-2000.

NICOLE WELCH (DOB 09/13/77)—Anti-Money Laundering Compliance Officer (since 2005)— Assistant Vice President and Anti-Money Laundering Compliance Coordinator of SEI since 2005. Compliance Analyst, TD Waterhouse, 2004. Senior Compliance Analyst, UBS Financial Services, 2002-2004. Knowledge Management Analyst, PricewaterhouseCoopers Consulting, 2000-2002.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated proxy voting responsibilities to SIMC. In delegating proxy voting responsibilities, the Fund has directed that proxies be voted consistent with the Fund's best economic interests.

SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Fund (the "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of the Client. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value, and will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the

Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

For each proxy, SIMC maintains all related records as required by applicable law. The Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Fund may be made on any day the New York Stock Exchange ("NYSE") is open for business.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Administrator, SIMC, the Distributor and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Use of Third-Party Independent Pricing Agents. The Fund's Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the changes would not materially affect valuation of the Fund's net assets or involve material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

Federal Income Tax

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

It is expected that the Fund will receive income generally in the form of interest derived from the Fund's investments. Distributions of net investment income by the Fund may be taxable as ordinary income, whether you take them in cash or additional shares. However, the Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. Distribution of long-term capital gains, if any, will be taxable to shareholders at capital gains rates, regardless of how long the shareholder has held the Fund shares.

The Fund will decide whether to distribute or retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. If any such gains are retained, the Fund will pay Federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income and shareholders subject to tax will be able to claim their share of the tax paid by the Fund as a credit against their federal income tax liability.

A gain or loss realized by a shareholder on the sale or exchange of shares of the Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term or short-term, depending upon how long you have held your shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held 6 months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. Any loss realized by a shareholder on the disposition of shares held 6 months or less is disallowed to the extent of the amount of exempt-interest dividends received by the shareholder with respect to such shares.

The Fund is required by federal law to withhold at the applicable rate a tax on reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to individual or non-corporate shareholders who have not certified on the Account Registration Form, or on a separate form supplied by the Fund, that: (i) the Social Security or Taxpayer Identification Number provided is correct; (ii) the shareholder is exempt from backup withholding or is not currently subject to backup withholding; and (iii) the shareholder is a U.S. citizen or resident alien.

The Fund within the Trust is generally treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately, rather than to the Trust as a whole. Net long-term and short-term capital gains, net income, and operating expenses therefore will be determined separately for the Fund.

The Fund intends to qualify as a regulated investment company ("RIC") under the Code for each tax year. If the Fund fails to so qualify for any year, all of its income will be subject to tax at corporate rates, and its distributions (including capital gains distributions), to the extent of its current and accumulated earnings and profits, will be taxable as ordinary income dividends to its shareholders, subject to the corporate dividends received deduction for corporate shareholders and to the reduced rates applicable to qualified dividend income for individual shareholders.

The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income, plus the excess of net short-term capital gains over net long-term capital losses) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies or other income (including gains from forward contracts) derived with respect to its business of investing in stocks, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership ("Income Requirement"); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, United States Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31, of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs.

The Fund's taxable dividends may qualify for a dividends received deduction if you are a corporate shareholder or, in the case of individual shareholders, for the lower tax rates (currently 15%, or 5% for individuals in lower tax brackets) applicable to qualified dividend income (but only to the extent that the Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and the Fund).

Exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code. The Alternative Minimum Tax is imposed at the rate of 26% to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. There are two circumstances where exempt-interest dividends impact the computation of the Alternative Minimum Tax. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax for both corporate and non-corporate taxpayers. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day. The Fund will inform you of the amount of your distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent that the Fund distributes exempt-interest dividends during the taxable year. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Certain foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds or private activity bonds.

Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

State Taxes

Depending upon applicable state and local law, shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities in which they reside, but shareholders may be subject to tax on income derived from obligations of other jurisdictions and/or capital gains distributions, if any. The Fund will make periodic reports to shareholders of the source of distributions on a state-by-state basis. The following is a general abbreviated summary of certain state tax laws presently in effect as they might govern the state taxation of shareholders. These laws are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisors regarding the effect of federal, state and local taxes in their own individual circumstances.

PORTFOLIO TRANSACTIONS

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark-up or reflect a dealer's mark-down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Brokerage Selection. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, SIMC and the Fund's sub-advisers are responsible for placing orders to execute portfolio transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While SIMC and the Fund's sub-advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, SIMC or the Fund's sub-advisers, as applicable, may select a broker based upon brokerage or research services provided to SIMC or the Fund's sub-advisers. SIMC and the Fund's sub-advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

SIMC and the various firms that serve as sub-advisers to the Fund in the exercise of joint investment discretion over the assets of the Fund, may execute a substantial portion of the Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Program"). SIMC then requests, but does not require, that the sub-adviser executes a portion of the Fund's portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to the Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay fund operating expenses. The sub-adviser is authorized to execute trades pursuant to the Program; provided that, the sub-adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust's prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to the Fund and/or reimburses expenses of the Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to the Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to the Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in the Fund's portfolio when there is a change in sub-advisers in the Fund or a reallocation of assets among the Fund's sub-advisers. An unaffiliated third-party broker selected by SIMC or the relevant sub-adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Fund does not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

Section 28(e) of the 1934 Act permits SIMC and the Fund's sub-advisers, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, SIMC and the Fund's sub-advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody). In the case of research services, SIMC and the Fund's sub-advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which SIMC or the Fund's sub-advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. SIMC or the Fund's sub-advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by SIMC or the Fund's sub-advisers will be in addition to and not in lieu of the services required to be performed by SIMC or the Fund's sub-advisers under their advisory agreements or sub-advisory agreements, respectively. Any advisory or other fees paid to SIMC or the Fund's sub-advisers are not reduced as a result of the receipt of research services.

In some cases SIMC or the Fund's sub-advisers may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, SIMC or the Fund's sub-adviser, as applicable, makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while SIMC or the Fund's sub-adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, SIMC and the Fund's sub-advisers face a potential conflict of interest, but SIMC and the Fund's sub-advisers believe that their respective allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide SIMC or the Fund's sub-advisers with research services. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Fund does not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

Brokerage with Fund Affiliates. It is expected that the Fund may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act and rules, or any orders, of the SEC. These provisions require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with payment of certain of the Fund's expenses by such broker-dealers. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations, or any orders, of the SEC.

PORTFOLIO TURNOVER

It is expected that the portfolio turnover rate will normally not exceed 100% for the Fund. A portfolio turnover rate would exceed 100% if all of its securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements for redemptions and by requirements which enable the Fund to receive favorable tax treatment.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Fund's portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/fund_holdings_home.asp (the "Portfolio Holdings Website"). The Fund's Board has approved a policy that provides that portfolio holdings may not be made available to any third-party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Ten calendar days after each month end, a list of the top ten portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Fund currently has no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Fund's Trustees, SIMC, the sub-advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Fund's third-party independent pricing agents and the Fund's independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of the Fund may also be provided to a prospective service provider for the Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Fund's policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters.

Neither the Fund, SIMC, nor any other service provider to the Fund may receive compensation or other consideration for providing portfolio holdings information.

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Fund, each of which represents an equal proportionate interest in the Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional portfolios of shares or classes of portfolios. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, SIMC, the Fund's sub-advisers and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each portfolio or class will vote separately on matters relating solely to that portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval or that other action requires shareholder approval, such approval means the vote of: (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 14, 2007, the Tax-Advantaged Income Fund had not commenced operations.

CUSTODIAN

U.S. Bank National Association, ("US Bank"), 425 Walnut Street, Cincinnati, Ohio 45202 (the "Custodian"), serves as Custodian of the Trust's assets and acts as wire agent of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

EXPERTS

KPMG LLP, an independent registered public accounting firm located at 1601 Market Street, Philadelphia, Pennsylvania 19103 serves as auditor to the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

APPENDIX A – DESCRIPTION OF RATINGS

Municipal Note Ratings. An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•  Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

•  Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Municipal obligations rated MIG-2 and VMIG-2 are high quality. Margins of protection are ample although not so large as in the preceding group.

Municipal and Corporate Bond Ratings. Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

Bonds rated A by S&P have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa-rated securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa-rated securities.

Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa by Moody's are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

A-1

Commercial Paper Ratings. Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety; issues rated A-1+ are those with an "overwhelming degree" of credit protection; those rated A-1 reflect a "very strong" degree of safety regarding timely payment; those rated A-2 reflect a "satisfactory" degree of safety regarding timely payment.

Commercial paper issuers rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality, respectively, on the basis of relative repayment capacity.

A-2

PART C: OTHER INFORMATION

Item 23.  Exhibits:

(a)(1)	Registrant's Declaration of Trust is herein incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 18, 1997.

(a)(2)	Amendment to the Registrant's Declaration of Trust, dated July 30, 1982, is herein incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 18, 1997.

(a)(3)	Amendment to the Registrant's Declaration of Trust, dated May 23, 1986, is herein incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 18, 1997.

(a)(4)	Amendment to the Registrant's Declaration of Trust, dated April 8, 1987, is herein incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 18, 1997.

(a)(5)	Amendment to the Registrant's Declaration of Trust, dated December 23, 1988, is herein incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 18, 1997.

(a)(6)	Amendment to the Registrant's Declaration of Trust, dated June 16, 1989, is herein incorporated by reference to Exhibit 1(f) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 18, 1997.

(a)(7)	Amendment to the Registrant's Declaration of Trust, dated July 5, 1989, is herein incorporated by reference to Exhibit 1(g) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 18, 1997.

(a)(8)	Amendment to the Registrant's Declaration of Trust, dated November 15, 1989, is herein incorporated by reference to Exhibit 1(h) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 18, 1997.

(b)	Amended By-Laws, dated June 17, 2004, are herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 29, 2004.

(c)	Not Applicable.

(d)(1)	Investment Advisory Agreement dated April 16, 1996 with SEI Investments Management Corporation, formerly known as SEI Financial Management Corporation, is herein incorporated by reference to Exhibit 5(j) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 18, 1997.

(d)(2)	Investment Sub-Advisory Agreement dated November 12, 2003 between SEI Investments Management Corporation and Standish Mellon Asset Management Company LLC with respect to the Pennsylvania Municipal Bond Fund is herein incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 29, 2003.

(d)(3)	Schedule B to Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, formerly known as SEI Financial Management Corporation, adding Pennsylvania Municipal Bond Fund, is herein incorporated by reference to Exhibit (d)(4) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 30, 2002.

(d)(4)	Schedule C to Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, formerly known as SEI Financial Management Corporation, adding Massachusetts Tax Free Money Market Fund, is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 30, 2002.

(d)(5)	Schedule D to Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, adding Short Duration Municipal Fund, is filed herewith.

(d)(6)	Schedule E to Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, adding California Tax Exempt Fund, Tax Free Fund, Institutional Tax Free Fund and Pennsylvania Tax Free Fund, is filed herewith.

(d)(7)	Schedule F to Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, adding New York Municipal Bond Fund f/k/a New York Intermediate Term Municipal Portfolio, New Jersey Municipal Bond Fund f/k/a New Jersey Tax Free Portfolio, Massachusetts Municipal Bond Fund f/k/a Massachusetts Tax Free Portfolio and the California Municipal Bond Fund, f/k/a California Tax Free Portfolio, is filed herewith.

(d)(8)	Schedule G to Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, adding Tax-Advantaged Income Fund, is filed herewith.

(d)(9)	Investment Sub-Advisory Agreement dated October 31, 2001 between SEI Investments Management Corporation and McDonnell Investment Management, LLC with respect to the New Jersey Municipal Bond and California Municipal Bond Funds is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 31, 2001.

(d)(10)	Investment Sub-Advisory Agreement dated July 31, 2001 between SEI Investments Management Corporation and Standish Mellon Asset Management Company LLC with respect to the Intermediate-Term Municipal, New York Municipal Bond and Massachusetts Municipal Bond Funds is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 31, 2001.

(d)(11)	Investment Sub-Advisory Agreement dated February 23, 2005 between SEI Investments Management Corporation and Neuberger Berman Management Inc. with respect to the California Tax Exempt, Institutional Tax Free, Massachusetts Tax Free, Pennsylvania Tax Free, Short Duration Municipal and Tax Free Funds is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on October 28, 2005.

(d)(12)	Schedule D to Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, formerly known as SEI Financial Management Corporation, adding the Short Duration Municipal Fund is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on October 29, 2004.

(d)(13)	Schedule E to Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, formerly known as SEI Financial Management Corporation, adding California Tax Exempt, Tax Free, Institutional Tax Free and Pennsylvania Tax Free Funds is herein incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 29, 2004.

(d)(14)	Schedule F to the Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, formerly known as SEI Financial Management Corporation, adding New York Municipal Bond, New Jersey Municipal Bond, Massachusetts Municipal Bond and the California Municipal Bond Funds is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on October 28, 2005.

(d)(15)	Amendment to Investment Sub-Advisory Agreement between SEI Investments Management Corporation and McDonnell Investment Management, LLC with respect to the New Jersey Municipal Bond and California Municipal Bond Funds is herein incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on November 12, 2003.

(d)(16)	Amendment to Investment Sub-Advisory Agreement between SEI Investments Management Corporation and Standish Mellon Asset Management Company LLC with respect to the Intermediate-Term Municipal, New York Municipal Bond and Massachusetts Municipal Bond Funds is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on November 12, 2003.

(d)(17)	Amendment to Investment Sub-Advisory Agreement between SEI Investments Management Corporation and Weiss, Peck & Greer Investments, a division of Robeco USA, L.L.C., with respect to the Massachusetts Tax Free Money Market Fund, is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on November 12, 2003.

(d)(18)	Investment Sub-Advisory Agreement dated March 31, 2006 between SEI Investments Management Corporation and Delaware Management Company, a series of Delaware Business Trust, with respect to the Intermediate-Term Municipal Fund, is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 28, 2006.

(d)(19)	Form of Investment Sub-Advisory Agreement between SEI Investments Management Corporation and Pacific Investment Management Company LLC, with respect to the Tax-Advantaged Income Fund, is filed herewith.

(d)(20)	Investment Sub-Advisory Agreement dated March 16, 2007 between SEI Investments Management Corporation and Spectrum Asset Management, Inc., with respect to the Tax-Advantaged Income Fund, is filed herewith.

(e)(1)	Amended and Restated Distribution Agreement dated September 16, 2002 is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 30, 2002.

(e)(2)	Schedule B to the Distribution Agreement dated March 14, 2007 is filed herewith.

(f)	Not Applicable.

(g)(1)	Custodian Agreement between SEI Tax Exempt Trust and Wachovia Bank, N.A. dated September 17, 2004 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 29, 2004.

(g)(2)	Amendment and Assignment to SEI Tax Exempt Trust between Wachovia Bank National Association and U.S. Bank National Association dated August 16, 2006 is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 28, 2006.

(h)(1)	Amended and Restated Administration and Transfer Agency Agreement between SEI Global Funds Services and SEI Tax Exempt Trust dated December 10, 2003 is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 29, 2004.

(h)(2)	Form of Class A Shareholder Service Plan and Agreement is herein incorporated by reference to Exhibit (9)(a) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on May 5, 1996.

(h)(3)	Form of Class B Shareholder Service Plan and Agreement is herein incorporated by reference to Exhibit (9)(b) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on May 5, 1996.

(h)(4)	Form of Class B Administrative Services Plan and Agreement is herein incorporated by reference to Exhibit (9)(c) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on May 5, 1996.

(h)(5)	Form of Class C Shareholder Service Plan and Agreement is herein incorporated by reference to Exhibit (9)(d) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on May 5, 1996.

(h)(6)	Form of Class C Administrative Services Plan and Agreement is herein incorporated by reference to Exhibit (9)(e) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on May 5, 1996.

(h)(7)	Schedule D to the Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Global Funds Services dated March 14, 2007 is filed herewith.

(i)	Opinion and Consent of Counsel is filed herewith.

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Amended and Restated Rule 18f-3 Plan is herein incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 30, 2002.

(o)	Not Applicable.

(p)(1)	Code of Ethics for SEI Tax Exempt Trust dated March 20, 2000 is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 28, 2006.

(p)(2)	The Code of Ethics for SEI Investments Management Corporation is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 28, 2006.

(p)(3)	The Code of Ethics for SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 28, 2006.

(p)(4)	Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, dated June 2006 is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 28, 2006.

(p)(5)	Code of Ethics for Standish Mellon Asset Management LLC dated November 2006 is filed herewith.

(p)(6)	Code of Ethics for McDonnell Investment Management, LLC dated February 2005 is herein incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on October 28, 2005.

(p)(7)	Code of Ethics for Neuberger Berman Management Inc. dated September 2006 is filed herewith.

(p)(8)	Code of Ethics for SEI Investments Global Funds Services is herein incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File Nos. 002-76990 and 811-03447) filed with the Securities and Exchange Commission on December 28, 2006.

(p)(9)	Code of Ethics for Pacific Investment Management Company LLC dated February 15, 2006 is filed herewith.

(p)(10)	Code of Ethics for Spectrum Asset Management, Inc. dated October 2006 is filed herewith.

(q)	Powers of Attorney for William M. Doran, F. Wendell Gooch, Rosemarie B. Greco, James M. Storey, George J. Sullivan, Jr., Nina Lesavoy, Robert A. Nesher, James M. Williams and Stephen F. Panner are herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A (File No. 2-76990) filed with the Securities and Exchange Commission on December 29, 2005.

Item 24.  Persons Controlled by or under Common Control with Registrant:

See the Prospectus and Statement of Additional Information regarding the Registrant's control relationships. SEI Investments Management Corporation is a subsidiary of SEI Investments Company which also controls the distributor of the Registrant (SEI Investments Distribution Co.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 25.  Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and other Connections of Investment Advisers:

The following tables describe other business, profession, vocation, or employment of a substantial nature in which each director, officer, or partner of each adviser or sub-adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. Each adviser's or sub-adviser's table was provided to the Registrant by the respective adviser or sub-adviser for inclusion in this Registration Statement.

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is the investment adviser for each of the Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, PA 19456. SIMC is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Edward D. Loughlin Director, President	SEI Investments Company	Executive Vice President– Enterprise Division

	SEI Investments Distribution Co.	Director

	SEI Trust Company	Director

	SEI Investments Global Funds Services	Senior Vice President

	SEI Investments (France)	Board of Directors

	SEI Investments Management Corporation II	Director, President

	SEI Investments Fund Management	Chief Executive Officer

	SEI Investments Canada Company	Director

Jack May Vice President	SEI Investments Management Corporation II	Vice President

	SEI Franchise, Inc.	Vice President

James V. Morris Vice President	SEI Global Services, Inc.	Vice President

Stephen Onofrio Vice President	SEI Investments Management Corporation II	Vice President

Timothy D. Barto General Counsel, Vice President, Secretary	SEI Investments Company	Vice President, Assistant Secretary

	SIMC Holdings, LLC	Manager

	SEI Investments Fund Management	General Counsel, Vice President, Secretary

	SEI Investments Global Funds Services	General Counsel, Vice President, Secretary

	SEI Investments Management Corporation II	General Counsel, Vice President, Secretary

	SIMC Subsidiary, LLC	Manager

	SEI Franchise, Inc.	Assistant Secretary

	SEI Investments Global (Bermuda) Ltd.	Vice President

	SIMC Holdings, LLC	Manager

	SEI Global Services, Inc.	Vice President, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Robert Crudup Senior Vice President	SEI Investments Global Funds Services	Senior Vice President

	SEI Investments Fund Management	Senior Vice President

	SEI Investments Company	Executive Vice President

	SEI Global Services, Inc.	Director, President

Richard A. Deak Vice President, Assistant Secretary	SEI Investments Company	Vice President, Assistant Secretary

	SEI Global Services, Inc.	General Counsel, Vice President, Secretary

	SEI Investments Global Funds Services	Vice President, Assistant Secretary

	SEI Investments Management Corporation II	Vice President, Assistant Secretary

Lydia A. Gavalis Vice President, Assistant Secretary	SEI Investments Company	Vice President, Assistant Secretary

	SEI Trust Company	General Counsel, Assistant Secretary

	SEI Investments Management Corporation II	Assistant Secretary

	SEI Private Trust Company	General Counsel

	SEI Insurance Group, Inc.	Vice President, Assistant Secretary

Greg Gettinger Vice President	SEI Trust Company	Vice President

	SEI Investments Global Funds Services	Vice President

	SEI Investments Fund Management	Vice President

	SEI Investments Management Corporation II	Vice President

	SEI Investments Management Corporation Delaware, L.L.C.	Vice President

	SEI Global Services, Inc.	Vice President

Kathy Heilig Vice President, Treasurer	SEI Inc. (Canada)	Vice President, Treasurer

	SEI Ventures, Inc.	Director, Vice President, Treasurer

	SEI Insurance Group, Inc.	Vice President, Treasurer

	SEI Global Investments Corp.	Vice President, Treasurer

	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer

	SEI Investments Global (Cayman), Limited	Vice President, Treasurer

	SEI Primus Holding Corp.	Director, Vice President, Treasurer

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	SEI Global Services, Inc.	Treasurer

	SEI Franchise, Inc.	Vice President, Treasurer

	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer

	SEI Investments Fund Management	Vice President, Treasurer

	SEI Global Holdings (Cayman) Inc.	Vice President, Treasurer, Assistant Secretary

	SEI Funds, Inc.	Director, Vice President, Treasurer

	SEI Investments Management Corporation II	Vice President, Treasurer

	SEI Investments Management Corporation Delaware, L.L.C.	Manager, Vice President, Treasurer

	SEI Investments, Inc.	Director, Vice President, Treasurer

	SEI Investments Developments, Inc.	Director, Vice President, Treasurer

	SEI Investments Company	Vice President, Controller, Chief Accounting Officer

Carolyn McLaurin Vice President	—	—

Raymond B. Webster Vice President	SEI Investments Management Corporation II	Vice President

	SEI Global Services, Inc.	Vice President

Lori L. White Assistant Secretary	SEI Investments Company	Vice President, Assistant Secretary

	SEI Investments Distribution Co.	Vice President, Assistant Secretary

	SEI Investments Management Corporation II	Assistant Secretary

	SEI Investments Global Funds Services	Assistant Secretary

	SEI Investments Fund Management	Assistant Secretary

David Campbell Vice President	SEI Global Services, Inc.	Vice President

	SEI Investments Global Fund Services	Vice President

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Lori Heinel Vice President	—	—

Jim Combs Vice President	SEI Global Services, Inc.	Vice President

Paul Klauder Vice President	SEI Global Services, Inc.	Vice President

Alison Saunders Vice President	SEI Global Services, Inc.	Vice President

Brandon Sharrett Vice President	SEI Global Services, Inc.	Vice President

	SEI Investments Global Fund Services	Vice President

Wayne Withrow Senior Vice President	SEI Investments Company	Executive Vice President

	SEI Investments Distribution Co.	Director

	SEI Investments Global Funds Services	Chief Executive Officer

	SEI Investments Fund Management	Senior Vice President

	SEI Trust Company	Director

	SEI Investments Global (Cayman), Limited	Director

	SEI Global Holdings (Cayman) Inc.	Chairman of the Board & Chief Executive Officer

	SEI Investments—Global Fund Services Limited	Director

	SEI Global Services, Inc.	Director, Senior Vice President

	SEI Investments Management Corporation II	Senior Vice President

	SEI Investments Global (Bermuda) Ltd.	Director, President

Michael Brophy Chief Compliance Officer, Assistant Secretary	SEI Investments Management Corporation II	Chief Compliance Officer, Assistant Secretary

Karl Dasher Senior Vice President, Chief Investment Officer	SEI Investments (France)	Board of Directors

Vincent Chu Vice President	SEI Asset Korea	Director

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Joseph P. Ujobai Senior Vice President	SEI Investments Company	Executive Vice President

	SEI Inc. (Canada)	Director

	SEI Capital Limited (Canada)	Director

	SEI Global Investments Corp.	President

	SEI Investments (Europe) Ltd	Director

	SEI Investments—Unit Trust Management (UK) Limited	Director

	SEI Global Nominee Ltd	Director

	SEI Investments (France)	Board of Directors

	SEI Asset Korea	Director

	SEI Investments (South Africa) Limited	Director

	SEI Investments Global, Limited	Director

	SEI Investments Canada Company	Director

	SEI Global Services, Inc.	Senior Vice President

Michael Hogan Vice President	—	—

James Smigiel Vice President	—	—

Greg Stahl Vice President	—	—

Jack McCue Vice President	—	—

Roger Messina Vice President	—	—

James Miceli Vice President	—	—

Michael Cagnina Vice President	—	—

Michael Farrell Vice President	SEI Investments Distribution Co.	Vice President

	SEI Private Trust Company	Trust Officer

	SEI Investments Management Corporation II	Vice President

	SEI Franchise, Inc.	Vice President

Michael Pang Vice President, Assistant Secretary	SEI Investments Global Funds Services	Vice President, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
	SEI Investments Global (Cayman), Limited	Vice President, Secretary

	SEI Global Holdings (Cayman) Inc.	Vice President, Secretary

	SEI Global Services, Inc.	Vice President, Assistant Secretary

Philip Masterson Vice President, Assistant Secretary	SEI Investments Global Funds Services	Vice President, Assistant Secretary

James Ndiaye Vice President, Assistant Secretary	SEI Investments Global Funds Services	Vice President, Secretary

Sofia Rosala Vice President, Assistant Secretary	SEI Investments Global Funds Services	Vice President, Assistant Secretary

	SEI Investments Fund Management	Vice President, Assistant Secretary

	SEI Investments Management Corporation II	Vice President, Assistant Secretary

Lauren Shank Vice President, Assistant Secretary	SEI Global Services, Inc.	Vice President, Assistant Secretary

N. Jeffrey Klauder Senior Vice President, Assistant Secretary	SEI Ventures, Inc.	Senior Vice President, Secretary

	SEI Investments Management Corporation Delaware, L.L.C.	Senior Vice President, Assistant Secretary

Delaware Management Company

Delaware Management Company, a series of Delaware Management Business Trust, ("DMC") is a sub-adviser for the Registrant's Intermediate Term Municipal Fund. The principal business address of DMC is One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Patrick P. Coyne President	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Lincoln National Investment Companies, Inc.	Managing Director— Fixed Income

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
Ryan K. Brist Executive Vice President, Managing Director, Chief Investment Officer—Fixed Income	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

John C.E. Campbell Executive Vice President, Global Marketing & Client Services	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Optimum Fund Trust	President, Chief Executive Officer

Philip N. Russo Executive Vice President, Chief Administrative Officer	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Prudential Investment Management Inc.	Vice President of Finance (1998-2004)

See Yeng Quek Executive Vice President, Managing Director, Chief Investment Officer— Fixed Income	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	HYPPCO Finance Company Ltd.	Director, Trustee

Douglas L. Anderson Senior Vice President— Operations	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Marshall T. Bassett Senior Vice President, Chief Investment Officer— Emerging Growth Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Joseph R. Baxter Senior Vice President, Head of Municipal Bond Investments	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Christopher S. Beck Senior Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Michael P. Bishof Senior Vice President— Investment Accounting	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Michael P. Buckley Senior Vice President, Director of Municipal Research	Delaware Investments	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Stephen R. Cianci Senior Vice President, Senior Portfolio Manager	Delaware Investments	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Robert F. Collins Senior Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

James A. Forant Senior Vice President, Director, Technical Services	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Brian Funk Senior Vice President, Director of Credit Research	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Brent C. Garrells Senior Vice President, Senior Research Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Stuart M. George Senior Vice President, Head of Equity Trading	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Paul Grillo Senior Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Jonathan Hatcher Senior Vice President, Senior Research Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

William F. Keelan Senior Vice President, Director of Quantitative Research	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Francis X. Morris Senior Vice President, Chief Investment Officer— Core Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Brian L. Murray, Jr. Senior Vice President, Chief Compliance Officer	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Susan L. Natalini Senior Vice President— Marketing & Shared Services	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Zoë Neale Senior Vice President, Chief Investment Officer— International Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Thomas Weisel Partners	Portfolio Manager (2002-2005)

D. Tysen Nutt Senior Vice President, Chief Investment Officer— Large Cap Value Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Merrill Lynch	Managing Director—U.S. Active Large-Cap Value Team (1994-2004)

David P. O'Connor Senior Vice President, Strategic Investment Relationships and Initiatives, General Counsel	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Lincoln National Investment Companies, Inc.	Vice President, General Counsel

John J. O'Connor Senior Vice President— Investment Accounting	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Philip R. Perkins Senior Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Timothy L. Rabe Senior Vice President, Senior Portfolio Manager, Head of High Yield	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Richard Salus Senior Vice President, Controller, Treasurer	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Lincoln National Investment Companies, Inc.	Vice President, Deputy Controller

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
James L. Shields Senior Vice President, Chief Information Officer	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Jeffrey S. Van Harte Senior Vice President, Chief Investment Officer— Focus Growth Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Principal, Executive Vice President (1980-2005)

Babak Zenouzi Senior Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Gary T. Abrams Vice President, Senior Equity Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Christopher S. Adams Vice President, Portfolio Manager, Senior Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Damon J. Andres Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Margaret MacCarthy Bacon Vice President, Investment Specialist	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Thomas Weisel Partners	Client Services Officer (2002-2005)

Todd Bassion Vice President, Senior Research Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Thomas Weisel Partners	Senior Research Associate (2002-2005)

Richard E. Biester Vice President, Equity Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Christopher J. Bonavico Vice President, Senior Portfolio Manager, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Principal, Portfolio Manager (1993-2005)

Vincent A. Brancaccio Vice President, Senior Equity Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Kenneth F. Broad Vice President, Senior Portfolio Manager, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Principal, Portfolio Manager (2000-2005)

Mary Ellen M. Carrozza Vice President, Client Services	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Stephen G. Catricks Vice President, Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Anthony G. Ciavarelli Vice President, Assistant General Counsel, Assistant Secretary	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

David F. Connor Vice President, Deputy General Counsel, Assistant Secretary	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Lincoln National Investment Companies, Inc.	Vice President, Deputy General Counsel, Secretary

Stephen J. Czepiel Vice President, Senior Municipal Bond Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Christopher M. Ericksen Vice President, Portfolio Manager, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Portfolio Manager (2004-2005)

	Goldman Sachs	Vice President, Portfolio Manager (1994-2004)

Joel A. Ettinger Vice President—Taxation	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Lincoln National Investment Companies, Inc.	Vice President, Taxation

Phoebe W. Figland Vice President— Investment Accounting	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Joseph Fiorilla Vice President— Trading Operations	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Charles E. Fish Vice President, Senior Equity Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Clifford M. Fisher Vice President, Senior Municipal Bond Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Patrick G. Fortier Vice President, Portfolio Manager, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Portfolio Manager (2000-2005)

Paul D. Foster Vice President, Investment Specialist—Emerging Growth Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Denise A. Franchetti Vice President, Portfolio Manager, Municipal Bond Credit Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
James A. Furgele Vice President— Investment Accounting	Delaware Management Holdings, Inc. Delaware Investments Family of Funds	Similar capacities as positions with the Adviser Similar capacities as positions with the Adviser

Barry S. Gladstein Vice President, Portfolio Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Edward Gray Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Thomas Weisel Partners	Portfolio Manager (2002-2005)

Lisa L. Hansen Vice President, Head of Focus Growth Equity Trading	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Principal, Portfolio Manager, Senior Trader (1997-2005)

Gregory M. Heywood Vice President, Portfolio Manager, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Senior Research Analyst (2004-2005)

	Wells Capital Management, LLC	Senior Analyst (2003-2004)

Sharon Hill Vice President, Head of Quantitative Research and Analytics	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Christopher M. Holland Vice President, Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Michael E. Hughes Vice President, Senior Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Jordan L. Irving Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Merrill Lynch	Vice President—U.S. Active Large-Cap Value Team (1998-2004)

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Cynthia Isom Vice President, Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Kenneth R. Jackson Vice President, Quantitative Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser Similar

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Audrey E. Kohart Vice President, Financial Planning and Reporting	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser Similar

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Andrew Kronschnabel Vice President, High Grade Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Rosanne L. Kropp Vice President, Senior Fund Analyst II—High Grade	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Nikhil G. Lalvani Vice President, Senior Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Steven T. Lampe Vice President, Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Alfio Leone IV Vice President, High Grade Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Anthony A. Lombardi Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Merrill Lynch	Director—U.S. Active Large-Cap Value Team (1998-2004)

Francis P. Magee Vice President, Equity Business Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Charles (Tom) T. McClintic Vice President, High Yield Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Michael S. Morris Vice President, Portfolio Manager, Senior Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Scott Moses Vice President, High Grade Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Philip O. Obazee Vice President, Derivatives Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Donald G. Padilla Vice President, Portfolio Manager, Senior Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Caleb Piper Vice President, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Daniel J. Prislin Vice President, Senior Portfolio Manager, Equity Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Transamerica Investment Management, LLC	Principal, Portfolio Manager (1998-2005)

Gretchen Regan Vice President, Quantitative Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Craig S. Remsen Vice President, Senior Credit Research Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Carl Rice Vice President, Senior Investment Specialist, Large Cap Value Focus Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Merrill Lynch	Director, Product Specialist (1999-2004)

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Joseph T. Rogina Vice President, Equity Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Debbie A. Sabo Vice President, Equity Trader—Focus Growth Equity	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Kevin C. Schildt Vice President, Senior Municipal Credit Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Richard D. Seidel Vice President, Assistant Controller, Assistant Treasurer	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Lincoln National Investment Companies, Inc.	Vice President, Assistant Controller, Manager—Payroll

Brenda L. Sprigman Vice President, Business Manager—Fixed Income	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Michael T. Taggart Vice President—Facilities & Administrative Services	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Risè Taylor Vice President—Strategic Investment Relationships	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Matthew Todorow Vice President, Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Spencer M. Tullo Vice President, High Yield Trader	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

Robert A. Vogel, Jr. Vice President, Senior Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

	Merrill Lynch	Director, U.S. Active Large-Cap Value Team (1992-2004)

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Lori P. Wachs Vice President, Portfolio Manager	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Laura A. Wagner Vice President—Investment Accounting	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Kathryn R. Williams Vice President, Associate General Counsel, Assistant Secretary	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

Greg Zappin Vice President, Senior Credit Research Analyst	Delaware Management Holdings, Inc.	Similar capacities as positions with the Adviser

	Delaware Investments Family of Funds	Similar capacities as positions with the Adviser

McDonnell Investment Management, LLC

McDonnell Investment Management, LLC ("McDonnell") is a sub-adviser for the Registrant's New Jersey Municipal Bond and California Municipal Bond Funds. The principal business address of McDonnell is 1515 West 22nd Street, 11th Floor, Oak Brook, IL 60523. McDonnell is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Dennis John McDonnell Manager and Chairman	Union Bancorp, Inc. / Centrue Financial Corp merged November 8, 2006 with a combined entity name of "Centrue Financial Corporation"	Chairman and Director

	Trans Pacific Bancorp	Director

	Merritt Research Services, LLC	Executive Committee Member

Edward Allen Treichel President and CEO	—	—

Michael Paul Kamradt Executive Managing Director and Chief Investment Officer	—	—

John Martin McCareins Executive Managing Director and Chief Marketing Officer	—	—

Name and Position With Investment Adviser	Name of Other Company	Position With Other Company
James Joseph Boyne Executive Managing Director, General Counsel & CCO	—	—

Frederick Brian Cerini Managing Director	Western International Securities, Inc.	Registered Representative

Peter Lydon Clerkin Managing Director	—	—

Mark Joseph Giura Managing Director	—	—

Brian W. Good Managing Director	—	—

Fabian Gomez Managing Director	—	—

James Walter Pittinger Managing Director	—	—

Stephen Wlodarski Managing Director	—	—

Richard A. Ciccarone Managing Director	Merritt Research Services, LLC	President & CEO

Timothy H. Cook Managing Director	—	—

Paul Jerome Carter Vice President & Chief Compliance Officer	—	—

James Grabovac Vice President	—	—

Robert J. Hickey Managing Director	—	—

James R. Fellows Managing Director	—	—

Neuberger Berman Management Inc.

Neuberger Berman Management Inc. ("NBMI") is a sub-adviser for the Registrant's Short Duration Municipal, Institutional Tax Free, Tax Free and Massachusetts Tax Free Money Market Funds. The principal business address of NBMI is 605 Third Avenue, New York, New York 10158. NBMI is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Claudia Brandon Vice President/Mutual Fund Board Relations	Neuberger Berman, LLC	Vice President

	Neuberger Berman Advisers Management Trust	Secretary

	Neuberger Berman Equity Funds	Secretary

	Neuberger Berman Income Funds	Secretary

	Neuberger Berman Real Estate Income Fund Inc.	Secretary

	Neuberger Berman Intermediate Municipal Fund Inc.	Secretary

	Neuberger Berman New York Intermediate Municipal Fund Inc.	Secretary

	Neuberger Berman California Intermediate Municipal Fund Inc.	Secretary

	Neuberger Berman Realty Income Fund Inc.	Secretary

	Neuberger Berman Income Opportunity Fund Inc.	Secretary

	Neuberger Berman Real Estate Securities Income Fund Inc.	Secretary

	Neuberger Berman Dividend Advantage Fund Inc.	Secretary

	Neuberger Berman Institutional Liquidity Series	Secretary

	Lehman Brothers Institutional Liquidity Series	Secretary

	Institutional Liquidity Trust	Secretary

	Lehman Brothers Reserve Liquidity Series	Secretary

Thomas J. Brophy Vice President	Neuberger Berman, LLC	Managing Director

	Neuberger Berman California Intermediate Municipal Fund Inc.	Portfolio Manager

	Neuberger Berman Intermediate Municipal Fund Inc.	Portfolio Manager

	Neuberger Berman New York Intermediate Municipal Fund Inc.	Portfolio Manager

	Neuberger Berman Municipal Securities Trust, a series of Neuberger Berman Income Funds	Portfolio Manager

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Steven R. Brown Vice President	Neuberger Berman, LLC	Managing Director

	Neuberger Berman Real Estate Income Fund Inc.	Portfolio Manager

	Neuberger Berman Realty Income Fund Inc.	Portfolio Manager

	Neuberger Berman Income Opportunity Fund Inc.	Portfolio Manager

	Neuberger Berman Real Estate Securities Income Fund Inc.	Portfolio Manager

	Neuberger Berman Dividend Advantage Fund Inc.	Portfolio Manager

	Neuberger Berman Real Estate Fund, a series of Neuberger Berman Equity Funds	Portfolio Manager

Lori Canell Vice President	Neuberger Berman, LLC	Managing Director

	Neuberger Berman California Intermediate Municipal Fund Inc.	Portfolio Manager

	Neuberger Berman Intermediate Municipal Fund Inc.	Portfolio Manager

	Neuberger Berman New York Intermediate Municipal Fund Inc.	Portfolio Manager

	Neuberger Berman Municipal Securities Trust, a series of Neuberger Berman Income Funds	Portfolio Manager

Robert Conti Senior Vice President	Neuberger Berman, LLC	Senior Vice President

	Neuberger Berman Income Funds	Vice President

	Neuberger Berman Equity Funds	Vice President

	Neuberger Berman Advisers Management Trust	Vice President

	Neuberger Berman Real Estate Income Fund Inc	Vice President

	Neuberger Berman Intermediate Municipal Fund Inc.	Vice President

	Neuberger Berman New York Intermediate Municipal Fund Inc.	Vice President

	Neuberger Berman California Intermediate Municipal Fund Inc.	Vice President

	Neuberger Berman Realty Income Fund Inc.	Vice President

	Neuberger Berman Income Opportunity Fund Inc.	Vice President

	Neuberger Berman Real Estate Securities Income Fund Inc.	Vice President

	Neuberger Berman Dividend Advantage Fund Inc.	Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Neuberger Berman Institutional Liquidity Series	Vice President

	Lehman Brothers Institutional Liquidity Series	Vice President

	Institutional Liquidity Trust	Vice President

	Lehman Brothers Reserve Liquidity Series	Vice President

Robert B. Corman Vice President	Neuberger Berman, LLC	Managing Director

	Neuberger Berman Focus Fund, a series of Neuberger Berman Equity Fund	Portfolio Manager

	Focus Portfolio, a series of Neuberger Berman Advisers Management Trust	Portfolio Manager

Robert W. D'Alelio Vice President	Neuberger Berman, LLC	Managing Director

	Neuberger Berman Genesis Fund, a series of Neuberger Berman Equity Fund	Portfolio Manager

Ingrid Dyott Vice President	Neuberger Berman, LLC	Vice President

	Neuberger Berman Socially Responsive Fund, a series of Neuberger Berman Equity Fund	Portfolio Manager

	Socially Responsive Portfolio, a series of Neuberger Berman Advisers Management Trust	Portfolio Manager

Michael F. Fasciano Vice President	Neuberger Berman, LLC	Managing Director

	Neuberger Berman Fasciano Fund, a series of Neuberger Berman Equity Fund	Portfolio Manager

	Fasciano Portfolio, a series of Neuberger Berman Advisers Management Trust	Portfolio Manager

Brian J. Gaffney Senior Vice President	Neuberger Berman, LLC	Managing Director

	Neuberger Berman Income Funds	Vice President

	Neuberger Berman Equity Funds	Vice President

	Neuberger Berman Advisers Management Trust	Vice President

	Neuberger Berman Real Estate Income Fund Inc.	Vice President

	Neuberger Berman Intermediate Municipal Fund Inc.	Vice President

	Neuberger Berman New York Intermediate Municipal Fund Inc.	Vice President

	Neuberger Berman California Intermediate Municipal Fund Inc.	Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Neuberger Berman Realty Income Fund Inc.	Vice President

	Neuberger Berman Income Opportunity Fund Inc.	Vice President

	Neuberger Berman Real Estate Securities Income Fund Inc.	Vice President

	Neuberger Berman Dividend Advantage Fund Inc.	Vice President

	Neuberger Berman Institutional Liquidity Series	Vice President

	Lehman Brothers Institutional Liquidity Series	Vice President

	Institutional Liquidity Trust	Vice President

	Lehman Brothers Reserve Liquidity Series	Vice President

Joseph K. Herlihy	Neuberger Berman, LLC	Senior Vice President and Treasurer

	Neuberger Berman Inc.	Treasurer

Kelly M. Landron Vice President	Neuberger Berman, LLC	Vice President

Jeffrey B. Lane Director	Neuberger Berman, LLC	Chief Executive Officer and President

	Neuberger Berman Inc.	Director, Chief Executive Officer and President

Arthur Moretti Vice President	Neuberger Berman, LLC	Managing Director

	Neuberger Berman Guardian Fund and Neuberger Berman Socially Responsive Fund, each a series of Neuberger Berman Equity Funds	Portfolio Manager

	Guardian Portfolio and Socially Responsive Portfolio, each a series of Neuberger Berman Advisers Management Trust	Portfolio Manager

S. Basu Mullick Vice President	Neuberger Berman, LLC	Managing Director

	Neuberger Berman Partners Fund and Neuberger Berman Regency Fund, each a series of Neuberger Berman Equity Funds	Portfolio Manager

	Partners Portfolio and Regency Portfolio, each a series of Neuberger Berman Advisers Management Trust	Portfolio Manager

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Jack L. Rivkin Chairman and Director	Neuberger Berman, LLC	Executive Vice President

	Neuberger Berman Inc.	Executive Vice President

	Neuberger Berman Real Estate Income Fund Inc	President and Director

	Neuberger Berman Intermediate Municipal Fund Inc.	President and Director

	Neuberger Berman New York Intermediate Municipal Fund Inc.	President and Director

	Neuberger Berman California Intermediate Municipal Fund Inc.	President and Director

	Neuberger Berman Advisers Management Trust	President and Trustee

	Neuberger Berman Equity Funds	President and Trustee

	Neuberger Berman Income Funds	President and Trustee

	Neuberger Berman Realty Income Fund Inc.	President and Director

	Neuberger Berman Income Opportunity Fund Inc.	President and Director

	Neuberger Berman Real Estate Securities Income Fund Inc.	President and Director

	Neuberger Berman Dividend Advantage Fund Inc.	President and Director

	Neuberger Berman Institutional Liquidity Series	President and Trustee

	Lehman Brothers Institutional Liquidity Series	President and Trustee

	Institutional Liquidity Trust	President and Trustee

	Lehman Brothers Reserve Liquidity Series	President and Trustee

Benjamin E. Segal Vice President	Neuberger Berman, LLC Neuberger Berman International Fund and Neuberger Berman International Institutional Fund, each a series of Neuberger Berman Equity Funds	Managing Director Portfolio Manager

	International Portfolio, a series of Neuberger Berman Advisers Management Trust	Portfolio Manager

Peter E. Sundman President and Director	Executive Vice President, Neuberger Berman, LLC	Executive Vice President

	Executive Vice President and Director, Neuberger Berman Inc.	Executive Vice President

	Neuberger Berman Income Funds	Chairman of the Board, Chief Executive Officer and Trustee

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Neuberger Berman Advisers Management Trust	Chairman of the Board, Chief Executive Officer and Trustee

	Neuberger Berman Equity Funds	Chairman of the Board, Chief Executive Officer and Trustee

	Neuberger Berman Real Estate Income Fund Inc.	Chairman of the Board, Chief Executive Officer and Director

	Neuberger Berman Intermediate Municipal Fund Inc.	Chairman of the Board, Chief Executive Officer and Director

	Neuberger Berman New York Intermediate Municipal Fund Inc.	Chairman of the Board, Chief Executive Officer and Director

	Neuberger Berman California Intermediate Municipal Fund Inc.	Chairman of the Board, Chief Executive Officer and Director

	Neuberger Berman Realty Income Fund Inc.	Chairman of the Board, Chief Executive Officer and Director

	Neuberger Berman Income Opportunity Fund Inc.	Chairman of the Board, Chief Executive Officer and Director

	Neuberger Berman Real Estate Securities Income Fund Inc.	Chairman of the Board, Chief Executive Officer and Director

	Neuberger Berman Dividend Advantage Fund Inc.	Chairman of the Board, Chief Executive Officer and Director

	Neuberger Berman Institutional Liquidity Series	Chairman of the Board, Chief Executive Officer and Trustee

	Lehman Brothers Institutional Liquidity Series	Chairman of the Board, Chief Executive Officer and Trustee

	Institutional Liquidity Trust	Chairman of the Board, Chief Executive Officer and Trustee

	Lehman Brothers Reserve Liquidity Series	Chairman of the Board, Chief Executive Officer and Trustee

Judith M. Vale Vice President	Neuberger Berman, LLC	Managing Director

	Neuberger Berman Genesis Fund, a series of Neuberger Berman Equity Fund	Portfolio Manager

Pacific Investment Management Company LLC

Pacific Investment Management Company LLC ("PIMCO"), is a sub-adviser for the Registrant's Tax-Advantaged Income Fund. The principal business address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Toni Afonso Senior Vice President, Germany Fixed-Income DIT	—	—

Mark S. Afrasiabi Vice President	—	—

Carlos Agredano Vice President	—	—

Laura A. Ahto Senior Vice President	—	—

Michael Althof Vice President	—	—

Mike Amey Executive VP	—	—

Stacie D. Anctil Vice President	—	—

Joshua M. Anderson Senior Vice President	—	—

David S. Andrews Executive Vice President	—	—

Kwame A. Anochie Vice President	—	—

Tammie J. Arnold Managing Director	—	—

Michael R. Asay Executive Vice President	—	—

Susan Asay Vice President	—	—

Joerg Avancini Vice President	—	—

Daniel Baburek Senior Vice President	Credit Suisse First Boston	formerly Director

Brian P. Baker Executive Vice President	—	—

Gita Bal Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Andrew Thomas Balls Senior Vice President	The Financial Times, Washington	formerly Chief U.S. Economics Correspondent

Sharad Bansal Vice President	—	—

Donna E. Barnes Vice President	—	—

Stephen B. Beaumont Executive Vice President	—	—

Sandra M. Benson Vice President	—	—

Peter I. Bentley Senior Vice President	—	—

William R. Benz II Managing Director	—	—

Andreas Berndt Senior Vice President	—	—

Vineer Bhansali Executive Vice President	—	—

Gregory A. Bishop Executive Vice President	—	—

Aurore Catherine Blair Vice President	—	—

David James Blair Vice President	Nuveen Investments	formerly Vice President

Volker Blau Executive Vice President	—	—

Felix Blomenkamp Senior Vice President	—	—

Ryan Patrick Blute Vice President	—	—

Philippe Bodereau Senior Vice President	—	—

Timo Boehm Vice President	—	—

Adam Borneleit Senior Vice President	—	—

Andrew Bosomworth Executive Vice President	—	—

C Robert Boyd Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Myles Bradshaw Vice President	Threadneedle Asset Management	formerly Global Fund Manager

Jennifer S Bridwell Senior Vice President	Fannie Mae	formerly Senior Account Executive

WH Bruce Brittain Executive Vice President	—	— —

Kevin M. Broadwater Senior Vice President	Seward & Kissel	formerly Counsel

Erik C. Brown Senior Vice President	—	—

Christopher P. Brune Vice President	—	—

John B Brynjolfsson Managing Director	—	—

Giang H. Bui Senior Vice President	—	—

Michael A. Burns Senior Vice President	—	—

Robert Burns Vice President	Freddie Mac	formerly Senior Director

Robert Wesley Burns Consulting MD	—	—

Kirsten Burton Vice President	—	—

Sabrina C. Callin Executive Vice President	—	—

Robert Scott Carnachan Senior Vice President	—	—

John R. Cavalieri Vice President	—	—

Wing-Harn Chen Vice President	ABN AMRO Inc.	formerly Director/Senior Analyst

Tracy Chin Vice President	—	—

William Chipp Vice President	—	—

Richard H Clarida Executive Vice President	Clinton Group Investment Advisors	formerly Chief Economic Strategist

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Marcia K. Clark Senior Vice President	—	—

Raymond Matthew Clark Vice President	—	—

James Robert Clarke Vice President	—	—

Cyrille R. Conseil Executive Vice President	—	—

Paul Craven Senior Vice President	—	—

Jonathan B. Cressy Vice President	—	—

John B. Cummings Executive Vice President	—	—

Wendy W. Cupps Managing Director	—	—

Suhail H. Dada Executive Vice President	—	—

Juergen Dahlhoff Vice President	—	—

Birgitte Danielsen Vice President	—	—

Craig A. Dawson Executive Vice President	—	—

Mary De Bellis Vice President	—	—

Nicola A. De Lorenzo Vice President	—	—

Edward Devlin Senior Vice President	—	—

Chris P. Dialynas Managing Director	—	—

Burcin Dilek Vice President	—	—

Michael Discher-Remmlinger Senior Vice President	—	—

David J. Dorff Senior Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Peter G. Dorrian Senior Vice President	Financial Consulting Svcs Pty, LTD	formerly Managing Director

Travis J. Dugan Vice President	—	—

Jennifer E. Durham Senior Vice President	—	—

Manish Dutta Vice President	—	—

Vernon Edler Vice President	—	—

Linda Eedes Vice President	—	—

Edward L. Ellis Vice President	—	—

Jason S. England Vice President	—	—

Bret W. Estep Vice President	—	—

Stefanie D. Evans Vice President	—	—

Anne Mary Fairchild Senior Vice President	—	—

Martin E. Feeny Vice President	—	—

Melissa A. Fejdasz Vice President	—	—

Robert A. Fields Senior Vice President	—	—

Thomas Finkenzeller Vice President	—	—

Marcellus M. Fisher Senior Vice President	—	—

David C. Flattum Executive Vice President	—	—

Hock Meng Foong Executive Vice President	Bank Pictet & CHE (Asia) Ltd	formerly Managing Director

Andrew C. Forsyth Vice President	Russell Investment Group	formerly Regional Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Joseph A. Fournier Senior Vice President	—	—

Ellen Fowler Vice President	—	—

Julian Foxall Senior Vice President	—	—

Ursula T. Frisch Senior Vice President	—	—

Richard F. Fulford III Executive Vice President	—	—

Hiroaki Furusho Vice President	—	—

Alessandro Gandolfi, Senior Vice President	Sanpaolo IMI Group	formerly Director

Yuri P. Garbuzov Senior Vice President	—	—

Kaylee Garden Vice President	—	—

Thomas C. Gibson Vice President	—	—

Robert M. Gingrich Vice President	—	—

George Steven Gleason Executive Vice President	—	—

Nadege Goldfinger Vice President	—	—

Michael A. Gomez Executive Vice President	—	—

Gregory T. Gore Senior Vice President	—	—

Linda J Gould Vice President	—	—

Gregory S. Grabar Senior Vice President	—	—

Zoya S. Gravez Vice President	—	—

Robert J. Greer Executive Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Andrew Griffiths Senior Vice President	Deutsche Bank	formerly Director, Credit Research

Stuart Paul Griffiths Vice President	American Express Bank	formerly Head of Compliance

William H. Gross Managing Director	—	—

Kristin L. Gruben Vice President	—	—

Marco Grzesik Vice President	—	—

Sachin Gupta Vice President	—	—

Shailesh Gupta Senior Vice President	—	—

Tim Haaf Vice President	—	—

Tanja Haeckl Vice President	—	—

William Robert Hagmeier Vice President	Advantus Capital Management	formerly Vice President

Gordon C. Hally Executive Vice President	—	—

Pasi M. Hamalainen Managing Director	—	—

John P. Hardaway Executive Vice President	—	—

Brent Richard Harris Managing Director	—	—

Paul Harrison Vice President	—	—

Kazunori Harumi Senior Vice President	—	—

Arthur J. Hastings Vice President	—	—

Ray C. Hayes Senior Vice President	—	—

Jeffrey Helsing Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Hans Joerg Herlan Vice President	—	—

Douglas M. Hodge Managing Director	—	—

Masanori Hoizumi Vice President	Deutsche Asset Mgmt (Japan)	formerly Director, Product Specialist

Brent L. Holden Managing Director	—	—

Dwight F. Holloway Jr. Executive Vice President	—	—

Mark T. Hudoff Executive Vice President	—	—

Mark Alan Hughes Vice President	W.R. Huff Asset Mgmt	formerly Financial Analyst

Michael Huxhorn Vice President	—	—

Margaret E. Isberg Managing Director	—	—

Koji Ishida Vice President	—	—

Daniel J. Ivascyn Managing Director	—	—

Lew W. Jacobs IV Managing Director	—	—

Juergen Jann Senior Vice President	—	—

Nicholas J. Johnson Vice President	—	—

Eric D Johnson Vice President	Wasatch Advisors	formerly Director of Mutual Funds

Kelly Johnson Vice President	—	—

Steven L. Jones Vice President	—	—

Natalie Karpov Vice President	—	—

Takeshi Katsuyama Vice President	Credit Agricole Asset Mgmt, Japan	formerly Client Svc/Product Divisions

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ulrich Katz Senior Vice President	—	—

Constance Kavafyan Vice President	Morgan Stanley	formerly Executive Director

Andreas Keck Senior Vice President	—	—

Thomas J. Kelleher III Vice President	—	—

Erik Keller Vice President	Robeco Asset Mgmt	formerly Sr. Investment Specialist

James M. Keller Managing Director	—	—

Philipp Kellerhals Vice President	—	—

Benjamin Marcus Kelly Vice President	—	—

Raymond G. Kennedy Jr Managing Director	—	—

Alec Kersman Vice President	—	—

Mark R. Kiesel Executive Vice President	—	—

John Stephen King Jr. Senior Vice President	—	—

Stephanie Lorraine King Senior Vice President	—	—

Steven P. Kirkbaumer Senior Vice President	—	—

Yayoi Kishimoto Vice President	—	—

Mitsuaki Komatsu Vice President	Frank Russell Japan Co, Ltd	formerly Compliance Officer

Ryan P. Korinke Vice President	—	—

Thomas Kressin Senior Vice President	—	—

Kevin D. Kuhner Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Warren M. Lackey Senior Vice President	—	—

Henrik P. Larsen Senior Vice President	—	—

Richard R. LeBrun Jr Vice President	Ropes & Gray, LLP	formerly Associate

Alvin Lip Sin Lee Vice President	—	—

Robert Ru-Bor Lee Vice President	—	—

Yanay Lehavi Senior Vice President	—	—

Li Li Vice President	—	—

Chia Liang Lian Vice President	JP Morgan Chase Bank	formerly Vice President

Astrid Linder Vice President	—	—

Dominque Linder Vice President	—	—

Peter L. Lindgren Senior Vice President	—	—

John S. Loftus Consulting MD	—	—

John J. Loh Vice President	—	—

Rafael A. Lopez Vice President	State Street	formerly Vice President

Matthieu Louanges Executive Vice President	—	—

Erika Hayflick Lowe Vice President	JP Morgan	formerly Vice President

David C. Lown Executive Vice President	—	—

Richard Mak Vice President	—	—

Chantal Marie-Helene Manseau Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Sudesh N. Mariappa Managing Director	—	—

Rene Martel Vice President	—	—

Scott W. Martin Senior Vice President	—	—

Tomoya Masanao Executive Vice President	—	—

Scott A. Mather Managing Director	—	—

Akinori Matsui Executive Vice President	—	—

Veronika Mayershofer Vice President	—	—

Patrick Murphy McCann Vice President	—	—

Mark V. McCray Managing Director	—	—

Paul A. McCulley Managing Director	—	—

Joseph V. McDevitt Managing Director	—	—

Robert Mead Executive Vice President	—	—

James P. Meehan Jr. Senior Vice President	—	—

Julie Ann Meggers Vice President	—	—

Frederic Merz Vice President	—	—

Mark E. Metsch Vice President	—	—

Curtis A. Mewbourne Executive Vice President	—	—

Kristion T. Mierau Vice President	—	—

Kendall P. Miller Jr Senior Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
John M. Miller Executive Vice President	—	—

Scott A. Millimet Senior Vice President	—	—

Davida J. Milo Senior Vice President	—	—

Haruki Minaki Senior Vice President	JP Morgan Partners	formerly Vice President

Gail Mitchell Senior Vice President	—	—

Eric J. Mogelof Senior Vice President	—	—

Kristen S. Monson Executive Vice President	—	—

John C. Montgomery Vice President	—	—

James F. Moore Executive Vice President	—	—

Robert Morena Senior Vice President	JPMorgan Asset Management	formerly Managing Director

Jeffrey Charles Muehlethaler Vice President	Deutsche Bank	formerly Vice President

Raja Mukherji Senior Vice President	Chatham Asset Management	formerly Senior Research Analyst

Matthew J. Mulcahy Vice President	—	—

Yuko Murano Vice President	—	—

Alfred T. Murata Senior Vice President	—	—

James Frederic Muzzy Managing Director	—	—

Ramakrishnan S. Nambimadom Senior Vice President	—	—

Matthew J. Nest Vice President	—	—

Albert K. Ng Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ngoc-Tam T. Nguyen Vice President	—	—

Tommy D. Nguyen Vice President	—	—

Steven B. Nicholls Senior Vice President	—	—

Roger O. Nieves Senior Vice President	—	—

Sachiko Nojima Vice President	—	—

John F. Norris Vice President	—	—

Gillian O'Connell Senior Vice President	—	—

Shigeki Okamura Senior Vice President	—	—

Sachiko Okuma Vice President	—	—

Ric Okun Senior Vice President	—	—

Arthur Y.D. Ong Senior Vice President	—	—

Douglas J. Ongaro Executive Vice President	—	—

Simon Timothy Osborne Vice President	—	—

Guillermo Ariel Osses Senior Vice President	Barclays Capital	formerly Director

Thomas J. Otterbein Managing Director	—	—

Koyo Ozeki Executive Vice President	Nomura Securities	formerly Senior Advisor

Lorenzo P. Pagani Vice President	—	—

Saumil H. Parikh Senior Vice President	—	—

Viola Patock Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Bradley W. Paulson Executive Vice President	—	—

Keith Perez Senior Vice President	—	—

Elizabeth M. Philipp Executive Vice President	—	—

Daniel Phillipson Vice President	—	—

Rudolph Pimentel Vice President	—	—

David J. Pittman Senior Vice President	—	—

William F. Podlich Consulting MD	—	—

Mark J. Porterfield Executive Vice President	—	—

Alfonso A. Portillo Vice President	—	—

Axel Potthof Senior Vice President	—	—

William C. Powers Managing Director	—	—

Wendong Qu Senior Vice President	—	—

Ana Sofia Ramos Vice President	—	—

Joshua D. Ratner Vice President	Skadden, Arps, Slate, Meagher & Flom LLP	formerly Associate

Emanuele Ravano Managing Director	—	—

Danelle J. Reimer Vice President	—	—

Ronald M. Reimer Senior Vice President	—	—

Paul W. Reisz Senior Vice President	—	—

Yiannis Repoulis Senior Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Stephen E. Reynolds Vice President	—	—

Thomas Edmund Rice Senior Vice President	—	—

Suzanne Richards Vice President	—	—

Stephen A. Rodosky Executive Vice President	—	—

William A. Rogers Vice President	—	—

Alex Aidan Rolf Vice President	—	—

Melody Rollins Senior Vice President	—	—

Mark A. Romano Senior Vice President	—	—

Scott L. Roney Executive Vice President	—	—

Stephen Ronnie Vice President	—	—

Bret Jonathan George Rosen Vice President	Trust Company of the West	formerly Vice President

Cathy T. Rowe Vice President	—	—

Lynn Rudolph Vice President	ING	formerly Head of Human Resources

Seth R. Ruthen Executive Vice President	—	—

Jeffrey M. Sargent Executive Vice President	—	—

Stacy Leigh Schaus Senior Vice President	Hewitt Associates	formerly Principal

Marion Scherzinger Vice President	—	—

Ernest L. Schmider Managing Director	—	—

Monika Schnatterer Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ivor E. Schucking Executive Vice President	—	—

Patricia Ann Schuetz Vice President	Credit Suisse Asset Management	formerly Director

Stephen O. Schulist Senior Vice President	—	—

Adrian O. Schultes Vice President	Ibbotson Associates	formerly Regional Director

Gerlinde Schwab Vice President	—	—

Myckola Schwetz Vice President	—	—

Iwona E. Scibisz Vice President	—	—

Toru Sejima Vice President	—	—

Rahul M. Seksaria Vice President	—	—

Denise C. Seliga Executive Vice President	—	—

Devin L. Sellers Senior Vice President	—	—

Verena Senne Vice President	—	—

Timothy L. Shaler Senior Vice President	—	—

Matthew D. Shaw Vice President	—	—

Erica H. Sheehy Vice President	—	—

Julie M. Shepherd Vice President	—	—

Taro Shiroyama Vice President	—	—

Jonathan D. Short Executive Vice President	Putnam Investments	formerly Senior Vice President

W Scott Simon Managing Director	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Roy Simpson Vice President	Bank of New York	formerly Director of Fund Administration

Ivan Skobtsov Senior Vice President	—	—

Aylin Somersan-Coqui Vice President	—	—

Michael Sonner Senior Vice President	—	—

Ayssa Michele Soto Vice President	—	—

Scott M. Spalding Senior Vice President	—	—

Tobias Spandri Vice President	—	—

Jennifer N. Spicijaric Vice President	—	—

Kimberley G. Stafford Vice President	—	—

Christian Martin Staub Vice President	AGI (Schweiz) AG	formerly Managing Director

Christina Stauffer Vice President	—	—

Bryan R. Stetler Vice President	—	—

Joel Edward Strauch Senior Vice President	—	—

Richard Stravato Vice President	—	—

Peter G. Strelow Senior Vice President	—	—

Alexandru Struc Vice President	—	—

George Edward Stubbins Jr. Vice President	Prudential Capital Group	formerly Director

Hao Sun Vice President	ING Bank, Hong Kong	formerly Director

Donald W. Suskind Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Joachim Suter Vice President	UBS Asset Mgmt	formerly Client Relationship Manager

Makoto Takano Managing Director	—	—

Yoichi Takechi Vice President	Mizuho Securities	formerly Manager

Ichiro Takeuchi Vice President	—	—

Christine M. Telish Vice President	—	—

Dominique Tersin Vice President	—	—

Kyle J. Theodore Senior Vice President	—	—

Michael Frazier Thompson Vice President	WAMCO	formerly Client Service Executive

William S. Thompson Managing Director	—	—

Powell C. Thurston Senior Vice President	—	—

Ramin Toloui-Tehrani Senior Vice President	Office of the Western Hemishpere, U.S. Department of Treasury	formerly Director

Brian Tomlinson Vice President	—	—

Eva-Maria Traber Vice President	—	—

Natalie Trevithick Vice President	Barclays Capital	formerly Credit Trader

Michael J. Trovato Vice President	—	—

Shiro Tsubota Senior Vice President	Deutsche Securities Ltd, Tokyo	formerly Head of Asset Mgmt Advisory

Richard E. Tyson Executive Vice President	—	—

Maria-Theresa F. Vallarta-Jordal Senior Vice President	—	—

Peter A. Van De Zilver Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Marc van Heel Executive Vice President	—	—

Henk Jan van Zoelen Vice President	Watson Wyatt	formerly Investment Consultant

Christine Ann Velasco Vice President	—	—

Erik A. Velicer Vice President	—	—

David Viana Senior Vice President	—	—

Greg von der Linden Vice President	Bank of America	formerly Senior Vice President

Hiromi Wada Senior Vice President	Cititrust & Banking Corporation	formerly Vice President

Steve Waldron Vice President	Morgan Stanley	formerly Sr. Client Relationship Manager

Mark Walenbergh Vice President	—	—

Trent W. Walker Vice President	Pricewaterhouse Coopers	formerly Senior Manager

Kasten Walther Vice President	—	—

Jim Ward Executive Vice President	—	—

Richard M. Weil Managing Director	—	—

Michele Deborah Weinberger Vice President	Goldman Sachs Asset Mgmt	formerly Vice President

Timothy C. White Senior Vice President	—	—

Lori Lynn Whiting Senior Vice President	—	—

Bransby M. Whitton Vice President	—	—

Christian Wild Senior Vice President	—	—

Kai Wildforster Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael J. Willemsen Vice President	—	—

Charles A Williams III Vice President	—	—

Jason A. Williams Vice President	—	—

Mitchell W. Wilner Senior Vice President	Mason Street Advisors, LLC	formerly Director/Senior Trader

John F. Wilson Executive Vice President	—	—

Susan L. Wilson Executive Vice President	—	—

Kevin M. Winters Vice President	—	—

Frank Witt Senior Vice President	—	—

Andrew T. Wittkop Vice President	—	—

Greggory S. Wolf Vice President	—	—

George H. Wood Executive Vice President	—	—

Mihir P. Worah Executive Vice President	—	—

Jianghua (John) Xu Vice President	—	—

Shinichi Yamamoto Senior Vice President	—	—

Jing Yang Vice President	Morgan Stanley	formerly Structurer

Vadim I. Yasnov Vice President	—	—

David Young Executive Vice President	—	—

Anna W. Yu Vice President	—	—

Cheng-Yuan Yu Executive Vice President	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Walter Yu Vice President	—	—

Ji Sheng Zhang Vice President	—	—

Xiaogang Zhang Vice President	—	—

Yingying Zheng Vice President	—	—

Changhong Zhu Managing Director	—	—

Spectrum Asset Management, Inc.

Spectrum Asset Management, Inc. ("Spectrum"), is a sub-adviser for the Registrant's Tax-Advantaged Income Fund. The principal business address of Spectrum is 2 High Ridge Park, Stamford, CT 06905. Spectrum is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Mark A. Lieb Executive Director and Chief Financial Officer	—	—

Bernard M. Sussman Executive Director and Chief Investment Officer	—	—

L. Phillip Jacoby, IV Managing Director and Senior Portfolio Manager	—	—

Patrick G. Hurley Chief Information Officer and Portfolio Risk Manager	—	—

Standish Mellon Asset Management Co. LLC

Standish Mellon Asset Management Co. LLC ("Standish"), previously known as Standish Ayer & Wood, Inc., is a sub-adviser for the Registrant's Intermediate-Term Municipal, Massachusetts Municipal Bond, New York Municipal Bond and Pennsylvania Municipal Bond Funds. The principal business address of Standish is One Boston Place, Boston, MA 02108. Standish is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Edward Homer Ladd Chairman Emeritus of the Board	—	—

Ronald Philip O'Hanley Board Member	The Dreyfus Corporation	Vice Chairman

	Franklin Portfolio Holdings, Inc.	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	TBCAM Holdings, Inc.	Director

	Boston Safe Advisors, Inc.	Chairman and Director

	Pareto Partners (UK), London, England	Partner and Representative

John Joseph Nagorniak Board Member	Franklin Portfolio Holdings, Inc.	Chairman and Director

	Mellon Equity Associates, LLP	Executive Committee Member

	Mellon Bond Associates, LLP	Executive Committee Member

	Certus Asset Advisors Corporation	Director

	TBCAM Holdings, Inc.	Director

	Mellon Capital Management Corporation	Director

Stephen Edward Canter Board Member	The Dreyfus Corporation	Chairman, CEO, Chief Operating Officer and Director

	Mellon Financial Corporation	Vice Chairman

Alexander Clemens Huberts President and Chief Investment Officer for Coefficient Global LLC, Standish Mellon Portfolio Manager for the Coefficient strategies	—	—

Laurie A. Carroll Senior Vice President and Executive Management Committee Member	—	—

Catherine Anne Powers Senior Vice President	Mellon Trust of New England, National Association (f/k/a Boston Safe Deposit and Trust Company)	Vice President

	Mellon Bank N.A.	Director

	The Dreyfus Corporation	Portfolio Manager

David Christopher Leduc Vice President	—	—

Christine Lee Todd Executive Vice President	—	—

Kent J. Wosepka Senior Vice President	—	—

James Desmond MacIntyre Chief Operating Officer, Executive Vice President and Secretary	—	—

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Corey Griffin Board Member	The Boston Company, LLC Mellon Trust of New England, N.A.	Chief Executive Officer, Senior Vice President

Mitchell Harris Chairman, Chief Executive Officer, Board Member	—	—

Christine Downton Board Member	—	—

Scott Wennherholm Board Member	Mellon Financial Corporation for Mellon Institutional Asset Management	Chief Operating Officer

Item 27.  Principal Underwriters:

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor") acts as distributor for:

SEI Daily Income Trust	July 15, 1982

SEI Liquid Asset Trust	November 29, 1982

SEI Index Funds	July 10, 1985

SEI Institutional Managed Trust	January 22, 1987

SEI Institutional International Trust	August 30, 1988

The Advisors' Inner Circle Fund	November 14, 1991

The Advisors' Inner Circle Fund II	January 28, 1993

Bishop Street Funds	January 27, 1995

SEI Asset Allocation Trust	April 1, 1996

SEI Institutional Investments Trust	June 14, 1996

HighMark Funds	February 15, 1997

Oak Associates Funds	February 27, 1998

CNI Charter Funds	April 1, 1999

iShares Inc.	January 28, 2000

iShares Trust	April 25, 2000

JohnsonFamily Funds, Inc.	November 1, 2000

Causeway Capital Management Trust	September 20, 2001

The Japan Fund, Inc.	October 7, 2002

Barclays Global Investors Funds	March 31, 2003

The Arbitrage Funds	May 17, 2005

Pro Shares Trust	November 14, 2005

The Turner Funds	January 1, 2006

Community Reinvestment Act Qualified Investment Fund	January 8, 2007

The Distributor provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee

Mark J. Held	Senior Vice President	—

Robert M. Silvestri	Vice President	—

Edward D. Loughlin	Director	—

Wayne M. Withrow	Director	—

Kevin Barr	President & Chief Executive Officer	—

Maxine Chou	Chief Financial Officer & Treasurer	—

Michael Farrell	Vice President	—

Karen LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—

John C. Munch	General Counsel & Secretary	—

Lori L. White	Vice President & Assistant Secretary	—

Thomas Rodman	Chief Operations Officer	—

John Coary	Vice President & Assistant Secretary	—

Mark McManus	Vice President	—

Item 28.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

U.S. Bank National Association
425 Walnut Street
Cincinnati, Ohio 45202

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1); 31a-1(b)(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Manager:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

(c)  With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser and Sub-Advisers:

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Delaware Management Company
One Commerce Square
2005 Market Street
Philadelphia, Pennsylvania 19103

McDonnell Investment Management, LLC
1515 West 22nd Street
11th Floor
Oak Brook, Illinois 60523

Neuberger Berman Management Inc.
605 Third Avenue
New York, New York 10158

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, California 92660

Spectrum Asset Management, Inc.
2 High Ridge Park
Stamford, Connecticut 06905

Standish Mellon Asset Management Co. LLC
One Boston Place
Boston, Massachusetts 02108

Item 29.  Management Services:

None

Item 30.  Undertakings:

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 59 to Registration Statement Nos. 002-76990 and 811-03447 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 13th day of April, 2007.

SEI TAX EXEMPT TRUST

BY:  /s/ ROBERT A. NESHER

  Robert A. Nesher

  President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the date(s) indicated.

	*	Trustee	April 13, 2007

Rosemarie B. Greco

	*	Trustee	April 13, 2007

William M. Doran

	*	Trustee	April 13, 2007

F. Wendell Gooch

	*	Trustee	April 13, 2007

George J. Sullivan, Jr.

	*	Trustee	April 13, 2007

James M. Storey

	*	Trustee	April 13, 2007

Robert A. Nesher

	*	Trustee	April 13, 2007

Nina Lesavoy

	*	Trustee	April 13, 2007

James M. Williams

	/S/ ROBERT A. NESHER Robert A. Nesher	President & Chief Executive Officer	April 13, 2007

	/S/ STEPHEN F. PANNER Stephen F. Panner	Controller & Chief Financial Officer	April 13, 2007

*By:	/s/ ROBERT A. NESHER

Robert A. Nesher,

Attorney-in-Fact

EXHIBIT INDEX

Exhibit	Description
EX-99.Bd5	Schedule D to Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, adding Short Duration Municipal Fund, is filed herewith.

EX-99.Bd6	Schedule E to Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, adding California Tax Exempt Fund, Tax Free Fund, Institutional Tax Free Fund and Pennsylvania Tax Free Fund, is filed herewith.

EX-99.Bd7	Schedule F to Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, adding New York Municipal Bond Fund f/k/a New York Intermediate Term Municipal Portfolio, New Jersey Municipal Bond Fund f/k/a New Jersey Tax Free Portfolio, Massachusetts Municipal Bond Fund f/k/a Massachusetts Tax Free Portfolio and the California Municipal Bond Fund, f/k/a California Tax Free Portfolio, is filed herewith.

EX-99.Bd8	Schedule G to Investment Advisory Agreement between Registrant and SEI Investments Management Corporation, adding Tax-Advantaged Income Fund, is filed herewith.

EX-99.Bd19	Form of Investment Sub-Advisory Agreement between SEI Investments Management Corporation and Pacific Investment Management Company LLC, with respect to the Tax-Advantaged Income Fund, is filed herewith.

EX-99.Bd20	Investment Sub-Advisory Agreement dated March 16, 2007 between SEI Investments Management Corporation and Spectrum Asset Management, Inc., with respect to the Tax-Advantaged Income Fund, is filed herewith.

EX-99.Be2	Schedule B to the Distribution Agreement dated March 14, 2007 is filed herewith.

EX-99.Bh7	Schedule D to the Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Global Funds Services dated March 14, 2007 is filed herewith.

EX-99.Bi	Opinion and Consent of Counsel is filed herewith.

EX-99.Bj	Consent of Independent Registered Public Accounting Firm is filed herewith.

EX-99.Bp5	Code of Ethics for Standish Mellon Asset Management LLC dated November 2006 is filed herewith.

EX-99.Bp7	Code of Ethics for Neuberger Berman Management Inc. dated September 2006 is filed herewith.

EX-99.Bp9	Code of Ethics for Pacific Investment Management Company LLC dated February 15, 2006 is filed herewith.

EX-99.Bp10	Code of Ethics for Spectrum Asset Management, Inc. dated October 2006 is filed herewith.